EXHIBIT 10.6
Dated 13 October 2006
NUCLEAR ENERGY HOLDINGS, L.L.C.
(the Issuer)
and
THE BANK OF NEW YORK
(the Trustee)
BOND TRUST DEED
Linklaters
Ref: 01/210/E.Hickman/ANXJ

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This Bond Trust Deed is made on 13 October 2006 between:
(1)	NUCLEAR ENERGY HOLDINGS, L.L.C., a company with limited liability organised under the laws of the State of Delaware, United States of America, whose registered office is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801-1120 (the “Issuer”); and

(2)	THE BANK OF NEW YORK, whose principal office is at One Canada Square, London E14 5AL (the “Trustee”, which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) as trustee for the Bondholders.
Whereas:
(A)	By a unanimous written consent of the members of the Issuer passed on 2 October 2006, the Issuer has resolved to issue the Bonds, to be constituted by this Bond Trust Deed.

(B)	The Trustee has agreed to act as trustee of these presents for the benefit of the Bondholders upon and subject to the terms and conditions of these presents.
Now this Bond Trust Deed witnesses and it is agreed and declared as follows:
1	Definitions

1.1	Unless otherwise defined in these presents words and expressions defined in the Conditions, in the deed of charge signed on or about the date of this Bond Trust Deed by, among others, the parties to this Bond Trust Deed (the “Deed of Charge”) and/or the agency agreement signed on or about the date of this Bond Trust Deed by, among others, the parties to this Bond Trust Deed (the “Agency Agreement”) have the same meaning when used in these presents.

1.2	The rules of interpretation set out in Clause 1.2 of the Deed of Charge apply to this Bond Trust Deed.

1.3	In these presents unless there is anything in the subject or context inconsistent therewith the expressions listed below shall have the following meanings:

“Balance” means, where the Issuer is obliged by the Conditions to exercise the Put Right in respect of its HoldCo Shares and the Issuer decides to either (i) exercise the Put Right in part only or (ii) not to exercise the Put Right at all, an amount equal to the aggregate of the Principal Amount Outstanding under the Bonds and the Call Premium (if applicable) less amounts available to be drawn under the Principal Letter of Credit (and, in the case of a partial exercise only, the aggregate Put Price for such partial exercise);

“Bondholders” means the persons who for the time being are holders of the Bonds;

“Bonds” means the Fixed Rate Bonds and the Floating Rate Bonds constituted by this Bond Trust Deed and for the time being outstanding or, as the context may require, a specific number of them and includes any replacement Bonds issued pursuant to the Conditions and (except for the purposes of Clause 4.1) the Global Bonds;

“Bond Documents” mean all of the Transaction Documents but shall exclude the Shareholders Agreements, the Investment Agreements and the Put Option Agreements;

“Conditions” means in respect of the Bonds, the terms and conditions applicable to them which shall be substantially in the form set out in Schedule 4 as modified, with respect to any Bonds represented by a Global Bond, by the provisions of such Global Bond, shall incorporate any additional provisions forming part of such terms and conditions set out in this Bond Trust Deed and shall be endorsed on the Definitive Bonds and any reference to a particularly numbered Condition shall be construed accordingly;

“Definitive Bonds” means a Bond in definitive form having, where appropriate, Coupons attached on issue and, unless the context requires otherwise, includes any replacement Bond in definitive form issued pursuant to the Conditions;

“Event of Default” means the events specified as such in Condition 9;

“Exercise Period” has the meaning given to it in the Put Option Agreements;

“Fixed Rate Bonds” means the JPY50,980,000,000 2.20 per cent. Fixed Rate Bonds due 2013;

“Floating Rate Bonds” means the JPY78,000,000,000 Floating Rate Bonds due 2013;

“Global Bonds” means the Permanent Global Bonds and the Temporary Global Bonds;

“HoldCo Shares” has the meaning ascribed to it in the Put Option Agreements;

“Officers” means the officers for the time being of the Issuer;

“outstanding” means in relation to the Bonds all the Bonds issued other than:
(a)	those Bonds which have been redeemed pursuant to these presents;

(b)	those Bonds in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including and all interest payable thereon) have been duly paid to the Trustee or to the Principal Paying Agent in the manner provided in the Agency Agreement (and where appropriate notice to that effect has been given to the relative Bondholders in accordance with Condition 15) and remain available for payment against presentation of the relevant Bonds and/or coupons;

(c)	those Bonds which have become void under Condition 10;

(d)	those mutilated or defaced Bonds which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 11;

(e)	(for the purpose only of ascertaining the aggregate Principal Amount Outstanding of the Bonds and without prejudice to the status for any other purpose of the Bonds) those Bonds which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 11;

(f)	any Global Bond to the extent that it shall have been exchanged for another Global Bond in respect of the Bonds or for the Bonds in definitive form pursuant to its provisions; and

PROVIDED THAT for each of the following purposes, namely:
(i)	the right to attend and vote at any meeting of the Bondholders, the passing of any resolution in writing, the passing of any Extraordinary Resolution or Written Resolution and any direction or request by the Bondholders;

(ii)	the determination of how many and which Bonds are for the time being outstanding for the purposes of Clause 8.1, Conditions 9 and 13 and paragraphs 4, 7 and 9 of Schedule 5;

(iii)	any discretion, power or authority (whether contained in these presents or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders or any of them; and

(iv)	the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Bondholders or any of them, those Bonds (if any) which are for the time being held by or on behalf of or for the benefit of the Issuer, any holding company or any other subsidiary of such holding company as beneficial owner and all Toshiba Bonds, shall (unless and until ceasing to be so held) be deemed not to remain outstanding;
“Permanent Global Bonds” means the permanent global bonds representing the Bonds substantially in the form set out in Part 2A and 2B of Schedule 2 to this Bond Trust Deed, and “Permanent Global Bond” shall mean any one of them;
“Potential Event of Default” means an event or circumstance that could with the giving of notice, lapse of time, issue of a certificate and/or fulfilment of any other requirement provided for in Condition 9 become an Event of Default;
“Put Option Agreements” means the US Put Option Agreement and the UK Put Option Agreement;
“Put Substitution Letter of Credit” means a direct pay irrevocable letter of credit to the Trustee, in form and substance satisfactory to the Trustee issued by a Put Substitution Letter of Credit Bank for an amount equal to the Balance and in circumstances where the Issuer is obliged by the Conditions to exercise the Put Right in respect of its HoldCo Shares and the Issuer decides to either (i) exercise the Put Right in part only or (ii) not to exercise the Put Right at all;
“Put Substitution Letter of Credit Bank” means a bank with a senior-unsecured long-term credit rating of at least Aa3 by Moody’s and AA- or equivalent by R&I acting as the put substitution letter of credit bank pursuant to the Put Substitution Letter of Credit;
“Shareholders Agreements” means the US Shareholders Agreement and the UK Shareholders Agreement;
“Shaw Group” means The Shaw Group Inc. and all of its affiliates (other than the Issuer);
“Toshiba” means Toshiba Corporation;
“Toshiba Bonds” means Bonds held, legally or beneficially, by or on behalf of Toshiba or any of its affiliates (or in respect of which the relevant Bondholder or any other person has made a declaration of trust in respect of, entered into a sub-participation arrangement with or entered into any other arrangement having substantially the same economic effect (or granting voting control over the relevant Bonds to) with Toshiba or any of its affiliates);
“Toshiba Event” has the meaning given to it in the Put Option Agreements;
“these presents” means this Bond Trust Deed and the Schedules and any deed supplemental hereto and the Schedules (if any) thereto, the Deed of Charge and the

Bonds and the Conditions, all as from time to time modified in accordance with the provisions herein or therein contained;
“Temporary Global Bonds” means the temporary global bonds representing the Bonds substantially in the form set out in Part 1A and 1B of Schedule 2 to this Bond Trust Deed and “Temporary Global Bond” shall mean any one of them;
“Trust Corporation” means (i) a corporation appointed by court to be a trustee or (ii) a corporation entitled to act as a trustee pursuant to the Public Trustee Act 1906 or (iii) otherwise entitled pursuant to relevant legislation to carry on the functions of a trustee;
“UK Put Option Agreement” means the put option agreement dated on or about the date of this Bond Trust Deed between the Issuer and Toshiba related to the UK Shares;
“UK Shareholders Agreement” means the shareholders agreement dated 4 October 2006 between Toshiba, UK HoldCo and the other shareholders of UK HoldCo;
“Underlying Acquisition” means the acquisition by the HoldCos of, in the case of US HoldCo, BNFL USA Group Inc. and, in the case of UK HoldCo, Westinghouse Electric UK Limited, which together constitute the Westinghouse Group to be purchased by Toshiba pursuant to its previously announced acquisition of the Westinghouse Group from BNFL Ltd. and its affiliates;
“US Put Option Agreement” means the put option agreement dated on or about the date of this Bond Trust Deed between the Issuer and Toshiba related to the US Shares; and
“US Shareholders Agreement” means the shareholders agreement dated 4 October 2006 between Toshiba, US HoldCo and the other shareholders of US HoldCo.
2	Covenant to repay and to pay Interest on Bonds

2.1	The aggregate principal amount of the Fixed Rate Bonds is limited to JPY50,980,000,000, and the aggregate principal amount of the Floating Rate Bonds is limited to JPY78,000,000,000.

2.2	The Issuer covenants with the Trustee that it will, in accordance with these presents, on any date on which any of the Bonds becomes due to be redeemed in whole or in part in accordance with the Conditions, pay or procure to be paid unconditionally to or to the order of the Trustee in Yen in London in immediately available funds the principal amount of the Bonds repayable on that date, together with the Call Premium (if any), as consideration for the advance of the principal and any other provisions from which the Issuer benefits in respect of the Bonds (other than the use of the principal secured from time to time) and shall in the meantime and until such date (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Trustee as aforesaid interest as the sole consideration for the use of the principal secured from time to time (which shall accrue from day to day) on the Principal Amount Outstanding of the Bonds at rates specified in, or calculated from time to time in accordance with, the Conditions and on the dates provided for in the Conditions PROVIDED THAT:
(a)	every payment of principal, Call Premium or interest in respect of the Bonds to or to the account of the Principal Paying Agent in the manner provided in the Agency Agreement shall operate in satisfaction pro tanto of the relative covenant by the

Issuer in this Clause except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the relevant Bondholders;

(b)	in any case where payment of principal or Call Premium in respect of the Bonds is not made to the Trustee or the Principal Paying Agent on or before the due date interest shall continue to accrue on the aggregate Principal Amount Outstanding of the Bonds and any Call Premium (both before and after any judgment or other order of a court of competent jurisdiction) at the rate or rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Trustee determines to be the date on and after which payment is to be made to the Bondholders in respect thereof as stated in a notice given to the Bondholders in accordance with Condition 15 (such date to be not later than 30 days after the day on which the whole of such principal amount and any Call Premium, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Trustee or the Principal Paying Agent); and

(c)	in any case where payment of any principal or Call Premium in respect of any Bond is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (b) above) interest shall accrue on such principal or Call Premium which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rate or rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Bond, payment of the full amount (including interest as aforesaid) payable in respect of such Bond is made or (if earlier) the seventh day after notice is given to the relevant Bondholder (either individually or in accordance with the Conditions) that the full amount (including interest as aforesaid) payable in respect of such Bond is available for payment, provided that, upon further presentation thereof being duly made, such payment is made.
3	Trustee’s Requirements Regarding Paying Agents

At any time after an Event of Default or a Potential Event of Default shall have occurred or if there is a failure to make payment of any amount in respect of any Bond when due or the Trustee shall have received any money which it proposes to pay under Clause 10 to the Bondholders, the Trustee may:
(a)	by notice in writing to the Issuer, the Principal Paying Agent and the other Paying Agents require the Principal Paying Agent and the other Paying Agents pursuant to the Agency Agreement:
(i)	to act thereafter as Principal Paying Agent and Paying Agents of the Trustee in relation to payments to be made by or on behalf of the Trustee under the provisions of these presents mutatis mutandis on the terms provided in the Agency Agreement (save that the Trustee’s liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Principal Paying Agent and the other Paying Agents shall be limited to the amounts for the time being held by the Trustee on the trusts of these presents relating to the relative Bonds and available for such purpose) and thereafter to hold all Bonds and all sums, documents and records held by them in respect of the Bonds on behalf of the Trustee; or
(ii)	to deliver up all Bonds and all sums, documents and records held by them in respect of Bonds to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which any Paying Agent is obliged not to release by any law or regulation; and/or
(b)	by notice in writing to the Issuer require it to make all subsequent payments in respect of the Bonds to or to the order of the Trustee and not to the Principal Paying Agent; and with effect from the issue of any such notice to the Issuer and until such notice is withdrawn Clause 3(a) shall cease to have effect.
4	Form and Issue of Bonds

4.1	The Bonds shall be represented initially by the Temporary Global Bonds which the Issuer shall issue to a bank depositary common to both Euroclear and Clearstream, Luxembourg.

4.2	Each Temporary Global Bond shall be printed or typed in the form or substantially in the form set out in Part 1A and Part 1B (as the case may be) of Schedule 2 and may be a facsimile. The Temporary Global Bond in respect of the Fixed Rate Bonds shall be in the aggregate principal amount of JPY50,980,000,000 and the Temporary Global Bond in respect of the Floating Rate Bonds shall be in the aggregate principal amount of JPY78,000,000,000 and each of them shall be signed manually or in facsimile by two Officers of the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. Each Temporary Global Bond so executed and authenticated shall be a binding and valid obligation of the Issuer and title thereto shall pass by delivery.

4.3	The Issuer shall issue a Permanent Global Bond in exchange for each Temporary Global Bond in accordance with the provisions thereof. Each Permanent Global Bond shall be printed or typed in the form or substantially in the form set out in Part 2A and Part 2B (as the case may be) of Schedule 2 and may be facsimiles. The Permanent Global Bond in respect of the Fixed Rate Bonds shall be in the aggregate principal amount of JPY50,980,000,000 and the Permanent Global Bond in respect of the Floating Rate Bonds shall be in the aggregate principal amount of JPYT78,000,000,000, and each of them shall be signed manually or in facsimile by two Officers of the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. Each Permanent Global Bond so executed and authenticated shall be a binding and valid obligation of the Issuer and title thereto shall pass by delivery.

4.4	If the Issuer becomes obliged to do so in accordance with the provisions of the Permanent Global Bonds, the Issuer shall issue Definitive Bonds (together with unmatured coupons attached) in exchange for the relevant Permanent Global Bond, in accordance with the provisions thereof.

4.5	If the Issuer has become obliged to issue Definitive Bonds, these presents and the other Transaction Documents will be amended in such manner as the Trustee requires to take account of the issue of Definitive Bonds.

5	Fees, Duties and Taxes

The Issuer will pay any stamp, issue, registration, documentary and other fees, duties and taxes, including interest and penalties, payable on or in connection with (i) the execution and delivery of these presents and the other Transaction Documents to which the Issuer is party, (ii) the constitution and original issue of the Bonds and (iii) any action taken by or on behalf of the Trustee or (where permitted under these presents so to do) any Bondholder to enforce, or to resolve any doubt concerning, or for any other purpose in relation to, these presents or any of the other Transaction Documents.

6	Trust

6.1	The Trustee will hold the benefit of the covenants in its favour contained in these presents and the other Transaction Documents upon trust for itself and the Bondholders, according to its and their respective interests, upon and subject to the terms and conditions of these presents.

6.2	The provisions contained in Schedule 4 and Schedule 5 shall have effect as if set out herein.

7	Cancellation of Bonds and Records

7.1	The Issuer shall procure that all Bonds (i) redeemed in full or (ii) which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 11 shall forthwith be cancelled by or on behalf of the Issuer and a certificate stating:
(a)	the aggregate Principal Amount Outstanding of Bonds which have been redeemed (and the due date of such redemptions);

(b)	the aggregate amount of interest paid (and the due dates of such payments) in respect of Bonds; and

(c)	the aggregate Principal Amount Outstanding of Bonds which have been surrendered and replaced, shall be given to the Trustee by or on behalf of the Issuer as soon as possible and in any event within one month after the end of each calendar quarter during which any such redemption, payment and interest or replacement (as the case may be) takes place. The Trustee may accept such certificate as conclusive evidence of any such redemption, payment of interest or replacement of or in respect of the Bonds and, where applicable, of cancellation of the relevant Bonds.
7.2	The Issuer shall procure (i) that the Principal Paying Agent shall keep a full and complete record of the Bonds and of their redemption in whole or in part, cancellation and payment of interest and of all replacement Bonds issued in substitution for lost, stolen, mutilated, defaced or destroyed Bonds and (ii) that such records shall be made available to the Trustee at all reasonable times.

8	Enforcement

8.1	The Trustee may at any time, at its discretion and without notice, take such proceedings and/or other steps as it may think fit against or in relation to the Issuer or any other person to enforce its obligations under these presents or any other Bond Document and exercise any of its rights under, or in connection with, these presents or any other Bond Document in such manner as it thinks fit.

8.2	Proof that as regards any specified Bond the Issuer has made default in paying any amount due in respect of such Bond shall (unless the contrary be proved) be sufficient evidence that the same default has been made as regards all other Bonds (as the case may be) in respect of which the relevant amount is due and payable.

9	Action, Proceedings and Indemnification

9.1	The Trustee shall not be bound to take any action in relation to these presents or any other Bond Documents (including, but not limited to, the giving of a Bond Enforcement Notice or the taking of any proceedings and/or steps and/or action mentioned in Clause 8.1) unless:
(a)	directed to do so by an Extraordinary Resolution of the holders of the Bonds outstanding, or requested to do so in writing by the holders of at least 75 per cent in aggregate Principal Amount Outstanding of the outstanding; and

(b)	then only if it shall be indemnified and/or secured to its satisfaction against all Liabilities to which it may render itself liable or which it may incur by so doing and, for this purpose, the Trustee may demand prior to taking any such action, that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify it.
9.2	As between the Trustee and the Bondholders, only the Trustee may enforce the provisions of these presents and the other Bond Documents. No Bondholder shall be entitled to proceed directly against the Issuer or any other person to enforce the performance of any of the provisions of these presents or any other Bond Documents unless the Trustee having become bound as aforesaid to take proceedings fails to do so.

10	Application of Moneys

All moneys received by the Trustee under this Deed shall be held by the Trustee upon trust for itself and the Bondholders to apply them (subject to Clause 13):
(a)	first, in payment or satisfaction of all costs, charges, expenses and liabilities properly incurred by the Trustee (including remuneration payable to it in carrying out its functions under this Bond Trust Deed);

(b)	second, in or towards payment pari passu and rateably of all principal, Call Premium and interest then due and unpaid in respect of the Bonds in the order of priority set out in clauses 6.3 and 7.2 of the Deed of Charge (for the avoidance of doubt ignoring any liabilities other than in respect of the Bonds); and

(c)	third, in payment of the balance (if any) to the Issuer (without prejudice to, or liability in respect of, any question as to how such payment to the Issuer shall be dealt with as between the Issuer and any other person).
Without prejudice to this Clause 10, if the Trustee holds any moneys which represent principal, Call Premium or interest in respect of Bonds which have become void or in respect of which claims have been prescribed under Condition 10, the Trustee will hold such moneys on the above trusts.

11	Notice of Payments

The Trustee shall give notice to the relevant Bondholders in accordance with the Conditions of the day fixed for any payment to them under Clause 10. Such payment may be made in accordance with the Conditions and any payment so made shall be a good discharge to the Trustee.

12	Investment by Trustee

12.1	The Trustee may at its discretion and pending payment invest moneys at any time available for the payment of principal and interest on the Bonds in some or one of the investments hereinafter authorised for such periods as it may consider expedient with power from time to time at its discretion to vary such investments and to accumulate such investments and the resulting interest and other income derived therefrom. The accumulated investments shall be applied under Clause 10. All interest and other income deriving from such investments shall be applied first in payment or satisfaction of all amounts then due and unpaid under Clause 15 to the Trustee and otherwise held for the benefit of and paid to the Bondholders.

12.2	Any moneys which under the trusts of these presents ought to or may be invested by the Trustee may be invested in the name or under the control of the Trustee in any investments or other assets in any part of the world whether or not they produce income or by placing the same on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may think fit. If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the standard amount of interest which would, at the then current rates, be payable by it on such a deposit to an independent customer. The Trustee may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss resulting from any such investments or deposits, whether due to depreciation in value, fluctuations in exchange rates or otherwise.

13	Partial Payments

Upon any payment under Clause 10 (other than payment in full against surrender of a Bond), the Bond in respect of which such payment is made shall be produced to the Trustee or the Paying Agent by or through whom such payment is made, and the Trustee shall or shall cause such Paying Agent to enface thereon a memorandum of the amount and the date of payment but the Trustee may dispense with such production and enfacement upon such indemnity being given as it shall think sufficient.

14	Covenants and Warranties by the Issuer

14.1	Covenants of the Issuer

So long as any of the Bonds remains outstanding the Issuer covenants with the Trustee that it shall:
(a)	at all times carry on and conduct its affairs in a proper and efficient manner;

(b)	give or procure to be given to the Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall require (including without limitation the procurement by the Issuer of all such certificates called for by the Trustee pursuant to Clause 16(c)) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or any other Bond Document or by operation of law;
(c)	cause to be prepared and certified by its auditors in respect of each financial accounting period accounts in such form as will comply with all relevant legal and accounting requirements;

(d)	send to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer) two copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its members together with any of the foregoing, and every document issued or sent to holders of securities other than its members (including the Bondholders) at the time of the issue or publication thereof;

(e)	immediately give notice in writing to the Trustee of the occurrence of any Event of Default or any Potential Event of Default;

(f)	give to the Trustee (a) within seven days after demand by the Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each financial period commencing with the financial period ending 31 December 2006 and in any event not later than 180 days after the end of each such financial period a certificate signed by two Officers of the Issuer to the effect that as at a date not more than seven days before delivering such certificate (the “certification date”) there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default or any Potential Event of Default (or if such Event of Default or Potential Event of Default exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Issuer has complied with all its obligations contained in these presents and the other Transaction Documents or (if such is not the case) specifying the respects in which it has not complied;

(g)	at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to these presents;

(h)	at all times maintain Paying Agents in accordance with the Conditions;

(i)	procure the Principal Paying Agent to notify the Trustee forthwith in the event that the Principal Paying Agent does not, by the time specified in the Agency Agreement for any payment to it in respect of the Bonds, receive unconditionally pursuant to and in accordance with the Agency Agreement payment of the full amount in Yen of the moneys payable on such due date on the Bonds;

(j)	in the event of the unconditional payment to the Principal Paying Agent or the Trustee of any sum due in respect of the Bonds being made after the time specified in the Agency Agreement, for such payment forthwith give or procure to be given notice to the relevant Bondholders in accordance with the Conditions that such payment has been made;

(k)	give notice to the Bondholders in accordance with the Conditions, of any appointment, resignation or removal of any Paying Agents or Principal Paying

Agent (other than the appointment of the initial Principal Paying Agent) after having obtained the prior written approval of the Trustee thereto or any change of the Paying Agent’s specified office and (except as provided by the Agency Agreement or the Conditions) at least 30 days prior to such event taking effect; provided always that so long as any of the Bonds remains liable to prescription in the case of termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Principal Paying Agent (as the case may be) has been appointed on terms previously approved in writing by the Trustee;

(l)	send to the Trustee, not less than 14 days prior to the date on which any such notice is to be given, the form of every notice to be given to the Bondholders in accordance with the Conditions and obtain the prior written approval of the Trustee to, and promptly give to the Trustee two copies of, the final form of every notice to be given to the Bondholders in accordance with the Conditions (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the Financial Services and Markets Act 2000 of the United Kingdom of a communication within the meaning thereof);

(m)	comply with and perform all its obligations under the Agency Agreement and use its best endeavours to procure that the Paying Agents comply with and perform all their respective obligations thereunder and any notice given by the Trustee pursuant to Clause 3(a) and not make any amendment or modification to such Agreement without the prior written approval of the Trustee and use all reasonable endeavours to make such amendments to such Agreement as the Trustee may require;

(n)	in order to enable the Trustee to ascertain the principal amount of Bonds for the time being outstanding for any of the purposes referred to in the proviso to the definition of outstanding in Clause 1, deliver to the Trustee forthwith upon being so requested in writing by the Trustee a certificate in writing signed by two Officers of the Issuer setting out the total number and aggregate principal amount of Bonds (if any) which are at the date of such certificate held by, for the benefit of, or on behalf of, the Issuer, any holding company or any other subsidiary of such holding company and setting out the total number of Toshiba Bonds;

(o)	procure that each of the Paying Agents makes available for inspection by Bondholders at its specified office copies of these presents, the Agency Agreement, any other Transaction Documents and any other document as provided in clause 24 of the Agency Agreement and the then latest audited balance sheets and profit and loss account (consolidated if applicable) of the Issuer;

(p)	give notice to the Trustee of the proposed redemption of the Bonds at least five Business Days prior to the giving of any notice of redemption in respect of such Bonds in accordance with the Conditions;

(q)	at all times use all reasonable endeavours to minimise taxes and any other costs arising in connection with its payment obligations in respect of the Bonds;

(r)	prior to making any modification or amendment or supplement to these presents, procure the delivery of (a) legal opinion(s) as to English and any other relevant law, addressed to the Trustee, dated the date of such modification or amendment or supplement, as the case may be, and in a form acceptable to the Trustee from legal advisers acceptable to the Trustee;

(s)	give notice to the Trustee of the proposed exercise of a Put Right (as defined in the Put Option Agreements);

(t)	not redeem or, as the case may be, give notice of redemption to Bondholders of all or any part of the Bonds pursuant to Condition 6(b) unless it shall first have provided to the Trustee such certificates and opinions as may be required to be given to the Trustee pursuant to and in accordance with Condition 6(b);

(u)	ensure that, save as permitted in these presents and any other Transaction Document, no person other than the Trustee shall have any equitable interest in the Charged Property;

(v)	ensure that there is at all times a Cash Manager appointed in accordance with the provisions of the Cash Management Agreement;

(w)	prior to any enforcement of the Security, ensure that all relevant funds are applied in or towards satisfaction of such of the obligations set out in the Pre-Enforcement Priority of Payments then due and payable (in each case only if and to the extent that payments or provisions of a higher order of priority which are also due and payable or, where relevant, are likely to fall due at that time or prior to the next succeeding Interest Payment Date or Early Redemption Date (as the case may be) have been made or provided for in full);

(x)	furnish, or procure that there is furnished, from time to time, any and all documents, instruments, information and undertakings that may be necessary in order to maintain the current ratings of the Bonds by the Rating Agencies (save that when any such document, instrument, information and/or undertaking is not within the possession or control of the Issuer, the Issuer agrees to use all reasonable efforts to furnish, or procure that there is furnished, from time to time any such documents, instruments, information and undertakings as may be necessary in order to maintain the current ratings of the Bonds by the Rating Agencies);

(y)	procure that there are done on its behalf, all calculations required pursuant to the Conditions;

(z)	duly notify the Trustee if it is required to withhold or deduct any amount for or on account of tax from payments it is liable to make in respect of the Bonds;

(aa)	conduct its membership meetings and other central management activities solely within the United States of America;

(bb)	take (to the extent it is directed to do so by the Trustee) such steps as are reasonable to enforce all its rights:
(i)	as required by the terms of the Bond Trust Deed;

(ii)	in respect of the Security; and

(iii)	under the Transaction Documents;
(cc)	comply with its obligations under the Bonds, the Bond Trust Deed and each other Transaction Document to which it is a party;

(dd)	keep proper books of account in accordance with its obligations under applicable laws (such books to be maintained at the Issuer’s registered office) and allow the Trustee and any person appointed by the Trustee access to the books of account of the Issuer at all reasonable times during normal business hours and shall send to any such person on request or, if so stipulated, at specified intervals, copies thereof and other supporting documents relating thereto as such person may specify;

(ee)	at all times maintain its tax residence in the United States of America and will not establish a branch, agency, permanent establishment or place of business or register as a company outside the United States of America;

(ff)	ensure that it is not treated as being resident or having a permanent establishment in the United Kingdom for United Kingdom tax purposes and will not establish a place of business in the United Kingdom or appoint an agent who will have and habitually exercise in the United Kingdom an authority to do business on behalf of the Issuer;

(gg)	pay its debts generally as they fall due;

(hh)	do all such things as are necessary to maintain its corporate existence;

(ii)	to the extent the Issuer is able to, supply such information to the rating agencies as they may reasonably request in connection with the rating of the Bonds;

(jj)	at all times use all reasonable efforts to minimise taxes and any other costs arising in connection with its activities;

(kk)	have at least one independent director from Lord Securities Corporation (or such other replacement independent director whose appointment will not negatively impact the rating of the Bonds), who is not a director, employee or shareholder of any member of the Shaw Group;

(ll)	notify the Trustee and the Bondholders promptly (and in any event within five days) upon completion of the Underlying Acquisition;

(mm)	notify the Trustee and the Bondholders promptly upon becoming aware that a Toshiba Event has occurred;

(nn)	where it is exercising the Put Right (which it shall only do in accordance with these Conditions) under one of the Put Option Agreements, exercise the Put Right under the other Put Option Agreement at the same time;

(oo)	exercise the Put Rights on the date (the “Automatic Put Option Date”) that is 160 days prior to the Maturity Date by sending an Exercise Notice (as defined in the Put Option Agreements) to Toshiba in accordance with each Put Option Agreement;

(pp)	exercise the Put Rights within one Business Day after the commencement of the Exercise Period if, as of 31 March 2010, the Interest Letter of Credit has not been increased to such amount (or a new Interest Letter of Credit has not been issued in such amount) as the Cash Manager estimates will be required to meet all payments for which the Interest Letter of Credit may be drawn (in accordance with the terms of these Conditions and the Bond Trust Deed) in the period from the end of the Initial Period to the Maturity Date;

(qq)	if at any time during the Exercise Period Toshiba’s senior-unsecured long-term credit rating is rated Ba3 or lower by Moody’s, exercise the Put Rights within five

Business Days of the later of (i) the occurrence of such rating downgrade, and (ii) the commencement of the Exercise Period;

(rr)	(i) notify the Trustee as soon as reasonably practicable, and in any event within five Business Days, following receipt of a request by any shareholder for a valuation of either HoldCo in accordance with section 7.06 of the applicable Shareholders Agreement and (ii) exercise the Put Rights within 5 Business Days after the receipt by the Issuer of a Call Option Exercise Notice (as defined in the Shareholders Agreements) (which has not been withdrawn within the relevant time period permitted under the applicable Shareholders Agreement) with respect to which the specified Call Price (as defined in the Shareholders Agreements) of the HoldCo Shares is less than or equal to the Principal Amount Outstanding under the Bonds (provided that, for the avoidance of doubt, if the issuer receives multiple Call Option Exercise Notices, the aggregate Call Price for all HoldCo Shares subject to such Call Option Exercise Notices shall be used for the purposes of the foregoing calculation);

(ss)	after the end of the Initial Period, exercise the Put Rights within 5 Business Days of receipt of notification from the Cash Manager that there is a shortfall, which has not been remedied by the Issuer within the period permitted in the Cash Management Agreement, between the amounts anticipated to be required to be drawn under the Interest Letter of Credit on or prior to the next two interest Payment Dates and the amounts available under the Interest Letter of Credit, as calculated in accordance with the terms of the Cash Management Agreement;

(tt)	in the event of the liquidation of a HoldCo in which no securities or other assets are distributed, exercise the Put Rights immediately upon commencement of the Exercise Period;

(uu)	if directed by the Trustee (who must be directed by an Extraordinary Resolution or Written Resolution of the Bondholders), exercise the Put Rights during the Exercise Period if a Toshiba Event (other than receipt of a Call Option Exercise Notice for which the specified Call Price of the HoldCo Shares is greater than the Principal Amount Outstanding under the Bonds (provided that, for the avoidance of doubt, if the Issuer receives multiple Call Option Exercise Notices, the aggregate Call Price for all HoldCo Shares subject to such Call Option Exercise Notices shall be used for the purposes of the foregoing calculation)) has occurred, within five Business Days of being directed to do so by the Trustee;

(vv)	exercise the Put Rights during the Exercise Period if Toshiba or any of the other parties to the Shareholders Agreements takes any action which has a Material Adverse Effect (as defined below);

(ww)	draw on the available Letters of Credit in sufficient time to enable the Issuer to use the proceeds of the Letters of Credit to pay (A) the Principal Amount Outstanding, (B) any accrued interest, (C) any amounts due to the Swap Counterparty under the Swap Agreement (including any Swap Termination Payments and gross-up payments to the Swap Counterparty), (D) ongoing fees and expenses incurred by the Issuer, (E) amounts due to the Servicer under the Administrative Services Agreement, (F) Default Interest, (G) payments due to the Bondholders under Condition 8, (H) the Call Premium (if any) in accordance with the Pre-Enforcement

Priority of Payments and the Post-Enforcement Priority of Payments (as the case may be);

(xx)	if, in any of the situations described in paragraphs (oo) to (vv) above, it decides to either (i) exercise the Put Rights in part only or (ii) not to exercise the Put Rights at all, on or prior to (x) the date on which it exercises the Put Rights in part or (y) the date on which it would otherwise have been obliged to exercise the Put Rights, it shall be obliged to procure that a Put Substitution Letter of Credit Bank issues a direct pay irrevocable letter of credit to the Trustee, in form and substance satisfactory to the Trustee, for an amount equal to the aggregate of the Principal Amount Outstanding under the Bonds and the Call Premium (if applicable) less amounts available to be drawn under the Principal Letter of Credit (and, in the case of a partial exercise only, the aggregate Put Price (as defined in the Put Option Agreements) for the HoldCo Shares subject to such partial exercise);

(yy)	in the event that the Swap Agreement is terminated, unless all the Rating Agencies confirm in writing that such termination will not result in a downgrade in the ratings of any Bonds, use reasonable endeavours to enter into a replacement swap agreement with a new counterparty on substantially the same terms as the Swap Agreement;

(zz)	file or procure a filing with the Registrar of Companies pursuant to Chapter I of Part XII of the Companies Act 1985 of duly completed Forms 395 together with an executed original of the Deed of Charge within the applicable time limit and file or procure a filing of the UCC-1 financing statements with the Secretary of State of the State of Delaware;

(aaa)	following receipt of a Non-extension Notice (under the Interest Letter of Credit, the Principal Letter of Credit or any Put Substitution Letter of Credit), the Issuer shall draw the Maximum Amount under the relevant Letter of Credit at least 30 days prior to the Stated Expiration Date and deposit such amount into the Issuer Revenue Account, unless it has replaced (or caused to be replaced) the relevant Letter of Credit with a new Letter of Credit in form and substance satisfactory to the Trustee and issued by a financial institution whose senior-unsecured long-term credit rating is at least Aa3 by Moody’s and AA- or equivalent by R&l (an “Eligible Bank”). Terms used in this paragraph shall have the meaning given to such terms in the relevant Letter of Credit;

(bbb)	if the bank that has issued the Interest Letter of Credit, the Principal Letter of Credit or the Put Substitution Letter of Credit (if any) ceases to be an Eligible Bank (including circumstances where a required credit rating has been withdrawn), arrange that an Eligible Bank issues an irrevocable standby letter of credit in form and substance satisfactory to the Trustee in replacement of the Letter of Credit issued by the relevant bank within 30 days of it ceasing to be an Eligible Bank or draw the Maximum Amount under the relevant Letter of Credit and deposit such amount into the Issuer Revenue Account;

(ccc)	provide the Rating Agencies with notice of: (i) any termination, novation or assignment of, or material amendment to, any of the Transaction Documents; (ii) any change in tax law referred to in Condition 6(b); (iii) an Event of Default under the Bonds; or (iv) any resignation or substitution of a party to any Transaction Document; and

(ddd)	promptly deposit any Acquisition Adjustment Amounts into a sub-account of the Issuer Revenue Account and retain such amounts therein until the Bonds are redeemed whereupon such amounts shall be applied in accordance with the Pre-Enforcement Priority of Payments or the Post-Enforcement Priority of Payments (as the case may be) and the provisions of the Deed of Charge.
14.2	Restrictions on the Issuer

For so long as any of the Bonds remain outstanding, the Issuer covenants to the holders of such Bonds that (to the extent applicable) it will not, without the prior written consent of the Trustee:
(a)	except as otherwise required or permitted by Clause 14.1, sell, factor, discount, transfer, assign, lend or otherwise dispose of, nor create or permit to be outstanding any mortgage, pledge, lien, charge, encumbrance or other security interest over, any of its property or assets (including the HoldCo Shares) or any part thereof or interest therein;

(b)	agree to any share buyback, share repurchase, capital reduction or other equivalent event in respect of a HoldCo, at a price per HoldCo Share less than the Put Price per HoldCo Share under the terms of the Put Option Agreements where the Put Rights have been exercised as a result of a Toshiba Event (as such price (being, as at the date hereof, JPY119,425,926 (equivalent) per HoldCo Share) may be adjusted from time to time under the terms of the Put Option Agreements to take account of any stock dividend, split, reverse split, combination or recapitalisation of the HoldCo Shares);

(c)	engage in any business other than:
(i)	acquiring and holding any property, assets or rights that are capable of being effectively charged in favour of the Trustee under the Security Documents;

(ii)	issuing and performing its obligations under the Bonds;

(iii)	entering into, exercising its rights and performing its obligations under or enforcing its rights under the Bond Trust Deed and each other Transaction Document to which it is a party, as applicable; or

(iv)	performing any act incidental to or necessary in connection with any of the above;
(d)	to the extent it has a Material Adverse Effect, permit the validity or effectiveness of any of the Transaction Documents, or the priority of the security interests created thereby, to be amended, terminated, postponed or discharged, or consent to any variation of, or exercise any powers of consent or waiver pursuant to the terms of, or amend any term or condition of the Bonds (save in accordance with the Conditions and the Bond Trust Deed) or any of the Transaction Documents or permit any party to any of the Transaction Documents or the Security or any other person whose obligations form part of the Security to be released from such obligations or dispose of all or any part of the Security;

“Material Adverse Effect” means any effect which has or is reasonably likely to have a material adverse effect on (a) the ability of the Issuer or Toshiba to perform and comply with any of its obligations under the Transaction Documents to which it is a party, (b) the validity, legality or enforceability of any Transaction Document; and/or (c) the interests of the Secured Creditors or the Issuer under or in connection with the Put Option Agreements (or, prior to completion of the Underlying Acquisition, the Investment Agreements);
(e)	agree to any amendment to any provision of, or grant any waiver or consent or exercise any voting right under the Bond Trust Deed or any other Transaction Document to which it is a party in a manner which has a Material Adverse Effect or agree to extend the date by which the Underlying Acquisition must be completed to a date later than 27 October 2006;

(f)	incur any indebtedness for borrowed money other than in respect of the Bonds or the Swap Agreement or give any guarantee or indemnity in respect of any indebtedness or of any obligation of any person;

(g)	amend its constitutive documents;

(h)	have any subsidiaries (other than the HoldCos and their subsidiaries) or establish any offices, branches or other “establishments” (as that term is used in article 2(h) of Council Regulation (EC) No. 1346/2000 on Insolvency Proceedings) anywhere in the world except in the United States of America;

(i)	have any employees;

(j)	enter into any reconstruction, amalgamation, merger or consolidation;

(k)	except as otherwise required or permitted by Clause 14.1, convey or transfer all or a substantial part of its properties or assets (in one or a series of transactions) to any person;

(l)	issue any membership interests (other than such membership interests as are in issue as at the Closing Date) nor redeem or purchase any of its issued membership interests capital, nor declare or pay any dividends or distributions, save any dividends or similar amounts received from the HoldCos in respect of the HoldCo Shares prior to the occurrence of an Event of Default (“Eligible Dividends”) and paid by the Issuer prior to the occurrence of an Event of Default;

(m)	enter into any material agreement or contract with any person (other than the Transaction Documents);

(n)	terminate the Swap Documents prior to (a) the redemption of the Bonds in full or (b) providing for the replacement of the Swap Agreement with a swap agreement on substantially the same terms (including as to pricing) and in form and substance satisfactory to the Trustee;

(o)	release from or terminate the appointment of the Trustee under the Bond Trust Deed, the Accounts Bank under the Account Bank Agreement, the Servicer under the Administrative Services Agreement, the Principal Paying Agent, a Paying Agent or the Calculation Agent under the Agency Agreement or the Cash Manager under the Cash Management Agreement;

(p)	enter into any lease in respect of, or own, premises;

(q)	have an interest in any bank account other than the Issuer Accounts, unless such account or interest therein is charged to the Trustee on terms acceptable to it;

(r)	subscribe for new shares in the HoldCos, exercise any rights of first offer (in accordance with section 7.04 of the Shareholders Agreements), exercise any call rights in respect of the HoldCo Shares of another shareholder in either Holdco (in accordance with section 7.06 of either Shareholders Agreement) or exercise any tag-along rights (in accordance with section 7.04 of either Shareholders Agreement);

(s)	agree to the terms of any sale and purchase agreement with another shareholder of a HoldCo which has served a Call Option Exercise Notice unless the provisions of Clause 14.1 (rr) requiring exercise of the Put Rights do not apply;

(t)	serve an Exercise Notice other than as required in accordance with paragraphs (oo) to (vv) of Clause 14.1;

(u)	apply the proceeds from the Interest Letter of Credit towards any payments other than those set out in Condition 2 paragraphs (c) (i), (ii), (iii), (iv), (v) and (viii) and Condition 3 paragraphs (i), (ii), (iii), (iv) and (vii);

(v)	make any election to choose or change its US federal income tax classification or take any other action to cause it to be a corporation for US federal income tax purposes; or

(w)	on or prior to the service of a Bond Enforcement Notice, apply the proceeds from the Principal Letter of Credit towards any payments other than those set out in Condition 2 paragraph (c)(vi), and to the extent that the Principal Amount Outstanding under the Bonds and any Call Premium have been paid in full, payments under Condition 2 paragraphs (c) (vii), (viii) and (ix).
14.3	Separateness Covenants

The Issuer shall maintain its separate existence and, specifically, shall conduct its affairs in accordance with the following:
(a)	The Issuer shall: (1) maintain and prepare separate financial reports (if any) and financial statements (if any) in accordance with US GAAP, showing its assets and liabilities separate and apart from those of any other person, and will not have its assets listed on the financial statement of any other person (provided, however, that the Issuer’s assets may be included in a consolidated financial statement of the Parent if inclusion on such consolidated financial statement is required to comply with the requirements of US GAAP, but only if (x) such consolidated financial statement shall be appropriately footnoted to the effect that the Issuer’s assets are owned by the Issuer, are not available to satisfy the debts and other obligations of the Parent, affiliate or any other person or entity, and that they are being included on the consolidated financial statement of the Parent to comply with the requirements of US GAAP, and (y) such assets shall be listed on the Issuer’s own separate balance sheet); (2) maintain its books, records and bank accounts separately from those of its affiliates and any other person; (3) not permit any affiliate or any other Person independent access to its bank accounts, except as specifically provided in the Transaction Documents; and (4) file its own tax returns separate from those of any other person or entity, except to the extent that the Issuer is treated as a “disregarded entity” for tax purposes or is not otherwise required to file tax returns under applicable law.

(b)	The Issuer shall not commingle or pool any of its funds or assets with those of any affiliate or any other person, and it shall hold all of its assets in its own name.

(c)	The Issuer shall conduct its own business in its own name and shall not operate, or purport to operate, collectively as a single business entity with respect to any person.

(d)	The Issuer shall, insofar as is consistent with commercial and business circumstances affecting its business and financial condition, remain solvent and pay its own debts, liabilities and expenses (including overhead expenses, if any) only out of its own assets as the same shall become due; provided that this covenant shall not constitute a guaranty or “keep well” obligation of the Parent, affiliate, any administrator of or with respect to the Issuer or any other person in respect of the Issuer or its debt, liabilities or expenses, or any financial or balance sheet condition or ratio of or relating to the Issuer.

(e)	The Issuer has done, or causes to be done, and shall do, or cause to be done, all things necessary to observe all Delaware limited liability company formalities and other organisational formalities, and preserve its existence, and it shall not, nor shall it permit any affiliate or any other person to, amend, modify or otherwise change the limited liability agreement in a manner which would adversely affect the existence of the Issuer as a special purpose entity.

(f)	The Issuer does not, and shall not, (i) guarantee, become obligated for, or hold itself or its credit out to be responsible for or available to satisfy, the debts or obligations of any other person or (ii) control the decisions or actions respecting the daily business or affairs of any other person except as permitted by or pursuant to the Transaction Documents.

(g)	The Issuer shall, to the extent it utilizes stationery, invoices and checks, maintain and utilize separate stationery, invoices and checks bearing its own name.

(h)	The Issuer shall, at all times, hold itself out to the public as a legal entity separate and distinct from any other person and shall correct any known misunderstanding regarding its separate identity.

(i)	The Issuer shall not identify itself as a division of any other person.

(j)	The Issuer shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person.

(k)	The Issuer shall not use its separate existence to abuse creditors or to perpetrate a fraud, injury or injustice on creditors in violation of applicable law.

(l)	The Issuer shall not, in connection with the Transaction Documents, act with an intent to hinder, delay or defraud any of its creditors in violation of applicable law.

(m)	The Issuer shall maintain an arm’s length relationship with its affiliates and the Parent.

(n)	The Issuer shall not grant a security interest or otherwise pledge its assets for the benefit of any other person, except as permitted by or pursuant to the Bond Documents.

(o)	The Issuer shall not acquire any securities or debt instruments of the Parent or its affiliates other than the Issuer’s subsidiaries.

(p)	The Issuer shall not make loans or advances to any person, except as permitted by or pursuant to the Bond Documents.

(q)	The Issuer shall make no transfer of its assets except as permitted by or pursuant to the Transaction Documents.
14.4	The Issuer warrants to the Trustee that:
(a)	as of the Closing Date, it is not required to withhold or deduct any amount for or on account of Delaware tax from payments it is liable to make in respect of the Bonds;

(b)	it is resident for tax purposes in the United States of America only;

(c)	it will not be subject to any tax imposed under the laws of any State of the United States or any political subdivision thereof;

(d)	it is the legal and beneficial owner of all its assets charged, assigned or otherwise secured pursuant to the Security Documents;

(e)	it has taken all necessary steps to enable it to charge or assign as security the Charged Property in accordance with clause 3 of the Deed of Charge; and

(f)	it has taken no action or steps to prejudice its right, title and interest in and to the Charged Property and the Security.
15	Remuneration and Indemnification of Trustee

15.1	The Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Bond Trust Deed, such remuneration to be paid annually in advance on the anniversary date of this Bond Trust Deed and at such rate and to be paid on such dates as may from time to time be agreed between the Issuer and the Trustee. Such remuneration shall accrue from day to day and be payable up to and including the date when, all the Bonds having become due for redemption in full, the redemption moneys and interest thereon to the date of redemption have been paid to the Principal Paying Agent or, as the case may be, the Trustee, provided that, if upon due presentation of any Bond in accordance with the Conditions, payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue.

15.2	In the event of the occurrence of an Event of Default or a Potential Event of Default or the Trustee considering it expedient or necessary or being requested by the Issuer to undertake duties which the Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them.

15.3	The Issuer shall in addition pay to the Trustee an amount equal to the amount of any VAT or similar tax chargeable in respect of its remuneration under these presents.
15.4	In the event of the Trustee and the Issuer failing to agree:
(a)	(in a case to which Clause 15.1 above applies) upon the amount of the remuneration; or

(b)	(in a case to which Clause 15.2 above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents, or upon such additional remuneration, such matters shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Issuer) and the determination of any such merchant or investment bank shall be final and binding upon the Trustee and the Issuer.
15.5	Indemnity: The Issuer will on demand by the Trustee indemnify it in respect of Amounts or Claims paid or incurred by it in acting as trustee under this Trust Deed (including (1) any Agent/Delegate Liabilities and (2) in respect of disputing or defending any Amounts or Claims made against the Trustee or any Agent/Delegate Liabilities). The Issuer will on demand by such agent or delegate indemnify it against such Agent/Delegate Liabilities. “Amounts or Claims” are losses, liabilities, costs, claims, actions, demands or expenses and “Agent/Delegate Liabilities” are Amounts or Claims which the Trustee is or would be obliged to pay or reimburse to any of its agents or delegates appointed pursuant to this Trust Deed. The Contracts (Rights of Third Parties) Act 1999 applies to this sub-Clause 15.5.

15.6	All amounts payable pursuant to Clause 15.5 shall be payable by the Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee or an Indemnifying Party prior to such demand shall carry interest at the rate of three per cent per annum above the base rate (on the date on which payment was made by the Trustee) of National Westminster Bank plc from the date such demand is made, and in all other cases shall (if not paid within 30 days after the date of such demand or, if such demand specifies that payment is to be made on an earlier date, on such earlier date) carry interest at such rate from such 30th day or such earlier date specified in such demand. All remuneration payable to the Trustee shall carry interest at such rate from the due date therefor.

15.7	Unless otherwise specifically stated in any discharge of these presents the provisions of this Clause 15 shall continue in full force and effect notwithstanding such discharge.

16	Supplement to Trustee Acts

The Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 and the Trustee Act 2000 of England and Wales (together, the “Trustee Acts”). Where there are any inconsistencies between the Trustee Acts and the provisions of these presents, the provisions of these presents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000 of England and Wales, the provisions of these presents shall constitute a restriction or exclusion for the purposes of that Act. The Trustee shall have all the powers conferred upon trustees by the Trustee Acts and by way of supplement thereto it is expressly declared as follows:
(a)	The Trustee may in relation to these presents act on the advice or opinion of, or a certificate or report from, or any information obtained from, any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert, whether obtained by the Issuer, the Trustee or otherwise and whether addressed to the Trustee or not, and shall not be responsible for any Liability occasioned by so acting.

(b)	Any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission, cable or e-mail and the Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission, cable or e-mail although the same shall contain some error or shall not be authentic.

(c)	The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing which is prima facie within the knowledge of a party to any of the Transaction Documents a certificate signed by two Officers or directors of such party and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by it or any other person acting on such certificate.

(d)	The Trustee shall be at liberty to hold these presents and the other Transaction Documents and any other documents relating thereto or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Trustee to be of good repute and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit.

(e)	The Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Bonds by the Issuer, the exchange of any Global Bond for another Global Bond or Definitive Bonds or the delivery of any Global Bond or Definitive Bonds to the person(s) entitled to it or them.

(f)	The Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or any other Transaction Document or to take any steps to ascertain whether any Event of Default or Potential Event of Default or any event which causes or may cause a right on the part of the Trustee under or in relation to any Transaction Document to become exercisable has happened and, until it shall have actual knowledge or express notice pursuant to these presents to the contrary, the Trustee shall be entitled to assume that no Event of Default or Potential Event of Default has happened and that the Issuer and each of the other parties are observing and performing all their respective obligations under these presents and, if it does have actual knowledge or express notice as aforesaid, the Trustee shall not be bound to give notice thereof to the Bondholders.

(g)	Save as expressly otherwise provided in these presents, the Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, rights, powers, authorities and discretions under these presents and the other Transaction Documents (the exercise or non-exercise of which as between the Trustee and the Bondholders shall be conclusive and binding on the Bondholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise and in particular the Trustee shall not be bound to act at the request or direction of the Bondholders or otherwise under any provision of these presents or to take at such request or direction or otherwise any other action under any provision of these presents, without prejudice to the generality of Clause 9.1, unless it shall first be secured and/or indemnified to its satisfaction against all liabilities to which it may render itself liable or which it may incur by doing so.

(h)	The Trustee shall not be liable to any person by reason of having acted upon any Extraordinary Resolution in writing or any Extraordinary or other resolution purporting to have been passed at any meeting of Bondholders in respect whereof minutes have been made and signed or any direction of Bondholders even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution, direction or request was not valid or binding upon such Bondholders.

(i)	The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Security purporting to be such and subsequently found to be forged or not authentic.

(j)	The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Bondholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the Issuer or any other person in connection with these presents and the other Transaction Documents and no Bondholder shall be entitled to take any action to obtain from the Trustee any such information.

(k)	Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Trustee in consultation with the Issuer and any rate, method and date so agreed shall be binding on the Issuer and the Bondholders.

(l)	The Trustee may certify that any of the conditions, events and acts set out in subparagraph (b) of Condition 9 (each of which conditions, events and acts shall, unless in any case the Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion incapable of remedy and/or materially prejudicial to the interests of the Bondholders and any such certificate shall be conclusive and binding upon the Issuer and the Bondholders. To the extent that the Trustee is instructed to take any action pursuant to an Extraordinary Resolution of Bondholders, and any such action requires the determination of whether an event or occurrence has had a Material Adverse Effect, the Trustee shall have no duty to enquire or satisfy itself as to the existence of an event or occurrence having a Material Adverse Effect, shall be entitled to rely conclusively upon such Extraordinary Resolution of the Bondholders regarding the same and shall bear no liability of any nature whatsoever to any person for acting upon such Extraordinary Resolution of the Bondholders.

(m)	The Trustee as between itself and the Bondholders may determine all questions and doubts arising in relation to any of the provisions of these presents or any other Transaction Document. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Bondholders.

(n)	In connection with the exercise or performance by it of any right, power, trust, authority, duty or discretion under or in relation to these presents or any other Transaction Documents:
(i)	(including, without limitation, any consent, approval, modification, waiver, authorisation or determination referred to in Clause 19), the Trustee shall have regard to the general interests of the Bondholders and shall not have regard to any interests arising from circumstances particular to individual Bondholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual Bondholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Bondholder be entitled to claim, from the Issuer, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Bondholders; and

(ii)	(excluding any consent, approval, modification, waiver, authorisation or determination referred to in Clause 19), the Trustee shall have regard, except where expressly provided otherwise, to the interests of the Bondholders equally; and

(iii)	except where expressly provided otherwise, and except in respect of the Swap Counterparty, so long as any of the Bonds remain outstanding, the Trustee is not required to have regard to the interests of any other persons entitled to the benefit of the Security.
(o)	Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with these presents or any other Transaction Document and also his proper charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents or any other Transaction Document.

(p)	The Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, rights, powers, authorities and discretions under these presents or any other Transaction Document. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Trustee may in the interests of the Bondholders think fit. The Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any Liability incurred by reason of any misconduct, omission or default on the part of any such delegate or sub-delegate. The Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Issuer.

(q)	The Trustee may in relation to these presents or any other Transaction Document instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents or any other Transaction Document (including the receipt and payment of money). The Trustee shall not be under any obligation to supervise the proceedings or acts of any such agent or be in any way responsible for any Liability incurred by reason of any misconduct, omission or default on the part of any such agent.

(r)	The Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trusts constituted by these presents as the Trustee may determine. The Trustee shall not be under any obligation to supervise the proceedings or acts of any such person or be in any way responsible for any Liability incurred by reason of any misconduct, omission or default on the part of any such person. The Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer.

(s)	The Trustee shall not have any responsibility for, or have any duty to make any investigation in respect of, or in any way be liable whatsoever for:
(i)	the nature, status, creditworthiness or solvency of the Issuer or any other party to any Transaction Document;

(ii)	the execution, delivery, legality, validity, adequacy, admissibility in evidence, enforceability, genuineness, effectiveness or suitability of any Transaction Document or any other document entered into in connection therewith or of any transfer, security or trust effected or constituted or purported to be effected or constituted by any Transaction Document or any other document entered into in connection therewith;

(iii)	the title to, or the ownership, value, sufficiency or existence of any property comprised or intended to be comprised in the security constituted or purported to be constituted by any Transaction Document;

(iv)	the registration, filing, protection or perfection of the security constituted or purported to be constituted by any Transaction Document or the priority of any such security, whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

(v)	the scope or accuracy of any recital, representation, warranty or statement made by or on behalf of any person in any Transaction Document or any other document entered into in connection therewith;

(vi)	the failure by any person to obtain or comply with any licence, consent or other authority in connection with any Transaction Document;

(vii)	the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances pursuant to the provisions of any Transaction Documents; or

(viii)	any accounts, books, records or files maintained by any person in connection with or in respect of any property comprised or intended to be comprised in the security constituted or purported to be constituted by any Transaction Documents.
(t)	The Trustee may call for any certificate or other document to be issued by Euroclear or Clearstream, Luxembourg as to the Principal Amount Outstanding of Bonds standing to the account of any person. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear’s EUCLID or Clearstream, Luxembourg’s Cedcom system) in accordance with its usual procedures and in which the holder of a particular Principal Amount Outstanding of Bonds is clearly identified together with the amount of such holding. The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by Euroclear or Clearstream, Luxembourg and subsequently found to be forged or not authentic.

(u)	Except where the receipt of the same by the Trustee is expressly provided for in these presents or any other Transaction Document, the Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to the Bonds or any Transaction Document or any search, report, certificate, advice, valuation, investigation or information relating to any Transaction Document, any transaction contemplated by any Transaction Document, any party to any Transaction Document or any of such party’s assets or liabilities. The Trustee shall in no circumstances be responsible to any person for checking or commenting upon the content of any such legal opinion, search, report, certificate, advice, valuation, investigation or information or for ensuring disclosure to the Bondholders of such content or any part of it or for determining the acceptability of such content or any part of it to any Bondholder and shall not be responsible for any Liability incurred thereby.

(v)	Any corporation into which the Trustee shall be merged or with which it shall be consolidated or any company resulting from any such merger or consolidation shall be a party hereto and shall be the Trustee under these presents without executing or filing any paper or document or any further act on the part of the parties hereto.

(w)	No provision of these presents or any other Transaction Document shall:
(i)	require the Trustee to do anything which may be illegal or contrary to applicable law or regulation or prevent the Trustee from doing anything which is necessary or desirable to comply with any applicable law or regulation; or

(ii)	require the Trustee, and the Trustee shall not be bound, to do anything which may cause it to expend or risk its own funds or otherwise incur any Liability in the performance of any of its duties or in the exercise of any of its rights, powers, authorities or discretions or otherwise in connection with these presents or any other Transaction Document (including, without limitation, forming any opinion or employing any such person as is referred to in Clause 16(a)), if it shall believe that repayment of such funds is not assured to it or it is not indemnified to its satisfaction against such Liability and, for this purpose, the Trustee may demand prior to taking any such action, that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify it.
(x)	Unless notified to the contrary, the Trustee shall be entitled to assume without enquiry (other than requesting a certificate pursuant to Clause 14.1(n) that no Bonds are held by, for the benefit of, or on behalf of, the Issuer, any holding company or any other subsidiary of such holding company.

(y)	The Trustee shall have no responsibility whatsoever to the Issuer, any Bondholder or any other person for the maintenance of or failure to maintain any rating of any of the Bonds by any Rating Agency.

(z)	Any advice, opinion, certificate, report or information called for by or provided to the Trustee (whether or not addressed to the Trustee) in accordance with or for the purposes of these presents or any other Transaction Document may be relied upon by the Trustee notwithstanding that such advice, opinion, certificate, report or information and/or any engagement letter or other document entered into or accepted by the Trustee in connection therewith contains a monetary or other limit on the liability of the person providing the same in respect thereof and notwithstanding that the scope and/or basis of such advice, opinion, certificate, report or information may be limited by any such engagement letter or other document or by the terms of the advice, opinion, certificate, report or information itself.

(aa)	The Trustee shall not be liable or responsible for any Liabilities or inconvenience which may result from anything done or omitted to be done by it in accordance with the provisions of these presents.

(bb)	The Trustee shall be entitled to take into account, for the purpose of exercising or performing any right, power, trust, authority, duty or discretion under or in relation to the Conditions or any of the Transaction Documents (including, without limitation, any consent, approval, modification, waiver, authorisation or determination referred to in Clause 19) in respect of the Bonds, among other things, any confirmation by any of the Rating Agencies (if available) that the then current ratings of any class of the Bonds would not be adversely affected by such exercise or performance and, if the original rating of Bonds has been downgraded previously, that such exercise or performance would not prevent the restoration of the original ratings.
17	Trustee’s Liability

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by these presents or any other Transaction Documents, provided that nothing in these presents shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of these presents and the other Transaction Documents conferring on it any trusts, powers, authorities or discretions exempt the Trustee from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, wilful default or breach of duty of which it may be guilty in relation to its duties under these presents.

18	Trustee Contracting with the Issuer and Others

Neither the Trustee nor any director or officer or holding company, subsidiary or associated company of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:
(a)	entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or any other party to any Transaction Document (each a “Relevant Company”) or any person or body corporate associated with a Relevant Company (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Bonds or any other Bonds, bonds, stocks, shares, debenture stock, debentures or other securities of, a Relevant Company or any person or body corporate associated as aforesaid); or

(b)	accepting or holding the trusteeship of the Deed of Charge or any other Bond Trust Deed constituting or securing any other securities issued by or relating to, or any other liabilities of, a Relevant Company or any person or body corporate associated as aforesaid or any other office of profit under a Relevant Company or any such person or body corporate associated as aforesaid, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (a) above or, as the case may be, any such trusteeship or office of profit as is referred to in (b) above without regard to the interests of the Bondholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Bondholders and shall not be responsible for any Liability occasioned to the Bondholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

Where any holding company, subsidiary or associated company of the Trustee or any director or officer of the Trustee acting other than in his capacity as such a director or officer has any information, the Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have actual knowledge of such information, shall not be responsible for any loss suffered by Bondholders resulting from the Trustee’s failure to take such information into account in acting or refraining from acting under or in relation to these presents or any other Transaction Document.

19	Waiver, Authorisation and Determination

19.1	Determination

The Trustee may without the consent or sanction of the Bondholders and without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of Default at any time and from time to time but only if and in so far as in its opinion the interests of the Bondholders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Issuer or any other person of any of the covenants or provisions contained in these presents or any other Transaction Document or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of these presents, provided that the Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a direction under Condition 9 (Events of Default) but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding on the Bondholders and, if, but only if, the Trustee shall so require, shall be notified by the Issuer to the Bondholders in accordance with the Conditions as soon as practicable thereafter.

19.2	Modification

The Trustee may without the consent or sanction of the Bondholders at any time and from time to time concur with the Issuer or any other person in making any modification (i) to these presents (including any Basic Terms Modification) or any other Transaction Document which in the opinion of the Trustee may be proper to make, provided that the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Bondholders or (ii) to these presents (including any Basic Terms Modification) or any other Transaction Document if in the opinion of the Trustee such modification is of a formal, minor or technical nature or to correct a manifest error. Any such modification may be made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding upon the Bondholders and shall be notified by the Issuer to the Bondholders in accordance with the Conditions (unless the Trustee agrees otherwise) and to the Rating Agencies, in each case as soon as practicable thereafter.

19.3	Consent

Any consent or approval given by the Trustee for the purposes of these presents or any other Transaction Document may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in these presents or any other Transaction Document may be given retrospectively. The Trustee may give any consent or approval if, in its opinion, the interests of the Bondholders will not be materially prejudiced thereby. For the avoidance of doubt, the Trustee shall not have any duty to the Bondholders in relation to such matters other than that which is contained in the preceding sentence.

19.4	Breach

Any breach of or failure, on the part of the Issuer, to comply with any such terms and conditions as are referred to in Clauses 19.1, 19.2 and 19.3 shall constitute a default by the Issuer in the performance or observance of a covenant or provision binding on it under or pursuant to these presents.

20	Entitlement to Treat Bondholder as Absolute Owner

The Issuer, the Trustee and the Paying Agents may (to the fullest extent permitted by applicable laws) deem and treat the holder of a particular Principal Amount Outstanding of the Bonds as the absolute owner of such Bond or, as the case may be, Principal Amount Outstanding for all purposes (whether or not such Bond or, as the case may be, Principal Amount Outstanding shall be overdue and notwithstanding any notice of ownership thereof or of trust or other interest with regard thereto, any notice of loss or theft thereof or any writing thereon) and the Issuer, the Trustee and the Paying Agents shall not be affected by any notice to the contrary. All payments made to, or to the order of, the common depository for Euroclear and Clearstream, Luxembourg with which any Global Bond is deposited shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable in respect of such Global Bond and the Bonds represented thereby.

21	Currency Indemnity

The Issuer shall indemnify the Trustee and the Bondholders and keep them indemnified against:
(a)	any Liability incurred by any of them arising from the non-payment by the Issuer of any amount due to the Trustee or the Bondholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer; and

(b)	any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.
The above indemnity shall constitute an obligation of the Issuer separate and independent from its obligations under the other provisions of these presents and shall apply irrespective of any indulgence granted by the Trustee or the Bondholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Bondholders and no proof or evidence of any actual loss shall be required by the Issuer or its liquidator or liquidators.

22	New Trustee

22.1	The power to appoint a new trustee of these presents shall, subject as hereinafter provided, be vested in the Issuer but no person shall be appointed who shall not previously have been approved by Extraordinary Resolutions of the Bondholders. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Issuer to the Principal Paying Agent, and the Bondholders in accordance with the Conditions.

22.2	Separate and Co-Trustees

Notwithstanding the provisions of Clause 22.1 above, the Trustee may, upon giving prior notice to the Issuer (but without the consent of the Issuer or the Bondholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:
(a)	if the Trustee considers such appointment to be in the interests of the Secured Creditors;

(b)	for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed or any Charged Property is to be located; or

(c)	for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents or any other Transaction Document against the Issuer or any other person.
The Issuer irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents and the other Transaction Documents) have such rights, powers, trusts, authorities and discretions (not exceeding those conferred on the Trustee by these presents and the other Transaction Documents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such remuneration as the Trustee may pay to any such person, together with any attributable Liabilities incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as Liabilities incurred by the Trustee.

23	Trustee’s Retirement and Removal

A trustee of these presents may retire at any time on giving not less than 60 days’ prior written notice to the Issuer without giving any reason and without being responsible for any Liabilities incurred by reason of such retirement. The Bondholders may by an Extraordinary Resolution remove any trustee or trustees for the time being of these presents. The Issuer undertakes that, in the event of the only trustee of these presents which is a Trust Corporation (for the avoidance of doubt, disregarding for this purpose any separate or co-trustee appointed under Clause 22.2) giving notice under this Clause or being removed by Extraordinary Resolution of the Bondholders, it will use its best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed. If, in such circumstances, no appointment of such a new trustee has become effective within 60 days of the date of such notice or Extraordinary Resolution, the Trustee shall be entitled to appoint a Trust Corporation as trustee of these presents, but no such appointment shall take effect unless previously approved by Extraordinary Resolution as aforesaid.

24	Trustee’s Powers to be Additional

The powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Bonds.

25	Notices

Any notices shall be given in writing and shall be sufficiently secured or given if made as specified in Schedule 6.

26	Limited Recourse and Non-Petition

26.1	The obligations of the Issuer under the Bonds and the Bond Documents will not be obligations or responsibilities of, or guaranteed by, Shaw Group any other person or entity, and the Secured Creditors shall have no recourse to Shaw Group beyond the pledge by The Shaw Group Inc. of its membership interests in the Issuer pursuant to the Parent Pledge Agreement.

26.2	Having realised the Security and distributed the net proceeds in accordance with the terms of the Deed of Charge, neither the Trustee nor any other Secured Creditor may take any further steps against the Issuer to recover any sum still unpaid and the Issuer’s liability for any sum still unpaid shall be extinguished.

26.3	None of the Trustee or any other Secured Creditor may take any corporate action or other steps or legal proceedings for the dissolution, liquidation or reorganisation of, or for the appointment of a receiver, administrator, trustee, liquidator or similar official for, the Issuer under any bankruptcy, insolvency, receivership or similar law.

27	Governing Law

These presents are governed by, and shall be construed in accordance with, English law.

28	Submission to Jurisdiction

28.1	The Issuer irrevocably agrees for the benefit of the Trustee and the Bondholders that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Bond Trust Deed and accordingly submits to the exclusive jurisdiction of the English courts. The Issuer waives any objection to the courts of England on the grounds that they are an inconvenient or inappropriate forum. The Trustee and (subject to the terms contained herein) the Bondholders may take any suit, action or proceeding arising out of or in connection with these presents (together referred to as “Proceedings”) against the Issuer in any other court of competent jurisdiction and concurrent Proceedings in any number of jurisdictions.

28.2	Invalidity

If at any time any provision of these presents is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:
(a)	the legality, validity or enforceability in that jurisdiction of any other provision of these presents; or

(b)	the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of these presents.
28.3	Service of Process

The Issuer irrevocably appoints Law Debenture Corporate Services Limited at Fifth Floor 100 Wood Street London EC2V 7EX as its authorised agent for service of process in

England. If for any reason such agent shall cease to be such agent for the service of process, the Issuer shall forthwith appoint a new agent for service of process in England and shall immediately notify the Trustee of such appointment. Nothing shall affect the right to serve process in any other manner permitted by law.

29	Counterparts

This Bond Trust Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts (including by facsimile), all of which, taken together, shall constitute one and the same deed and any party to this Bond Trust Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart (including by facsimile).

30	Contracts (Rights of Third Parties) Act 1999

A person who is not a party to these presents has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of these presents, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

Schedule 1
Certificate of Compliance
[On the letterhead of NUCLEAR ENERGY HOLDINGS, L.L.C.]
To: The Bank of New York of One Canada Square, London E14 5AL as Trustee of a bond trust deed dated 13 October 2006 (the “Bond Trust Deed”) constituting
JPY50,980,000,000 2.20 per cent. Fixed Rate Bonds due 2013 and JPY78,000,000,000 Floating Rate Bonds due 2013
of NUCLEAR ENERGY HOLDINGS, L.L.C. (the “Issuer”).
We,                                                and                                                         each being an Officer of the Issuer HEREBY CERTIFY that:
(a)	as at [ please insert a date not more than seven days prior to delivery of this certificate] there did not exist and had not existed since [•] 2006 any Event of Default or any Potential Event of Default (both as defined in the Bond Trust Deed); and

(b)	during the period from and including [•] 2006 to and including [please insert the date first mentioned in (a) above] the Issuer has complied in all material respects with all its obligations contained in the Bond Trust Deed and Schedules thereto.
Dated this [•] 2006

Officer	Officer

Schedule 2
Form of Global Bonds
Part 1A
Form of Temporary Global Bond
NUCLEAR ENERGY HOLDINGS, L.LC. (a company with limited liability organised under the laws of the State of Delaware, United States of America, whose registered office is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801-1120)
TEMPORARY GLOBAL BOND
representing
JPY50,980,000,000 2.20 per cent. Fixed Rate Bonds due 2013
This Bond is a Temporary Global Bond without interest coupons in respect of a duly authorised issue of JPY50,980,000,000 2.20 per cent. Fixed Rate Bonds due 2013 of NUCLEAR ENERGY HOLDINGS, L.L.C. (the “Issuer”), designated as specified in the title hereof (the “Bonds”), limited to the aggregate principal amount of JPY50,980,000,000 and constituted by a Bond Trust Deed dated 13 October 2006 (the “Bond Trust Deed”) between the Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the “Trustee”). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 4 to the Bond Trust Deed. The aggregate principal amount from time to time of this Temporary Global Bond shall be JPY50,980,000,000 or, if less, that amount as shall be shown by the latest entry duly made in the Schedule hereto.
1	Promise to pay

Subject as provided in this Temporary Global Bond the Issuer promises to pay to the bearer the principal amount of this Temporary Global Bond together with the Call Premium(if any) as consideration for the advance of the principal and any other provisions from which the Issuer benefits in respect of the Bonds (other than the use of the principal secured from time to time) (being at the date hereof JPY50,980,000,000 on the Interest Payment Date falling on or about 15 March 2013 (or in whole or, where applicable, in part on such earlier date as the said principal amount or part respectively or Call Premium may become repayable in accordance with the Conditions or the Bond Trust Deed) and to pay interest as the sole consideration for the use of the principal secured from time to time semi annually in arrear on the 15th of each March and September (each an “Interest Payment Date”) on the principal amount from time to time of this Temporary Global Bond at rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Bond Trust Deed.

2	Exchange for Permanent Global Bond and purchases

This Temporary Global Bond is exchangeable in whole or in part upon the request of the bearer for a further global Bond in respect of up to JPY50,980,000,000 aggregate principal amount of the Bonds (the “Permanent Global Bond”) only on and subject to the terms and conditions set out below.

On and after 23 November 2006 (the “Exchange Date”) this Temporary Global Bond may be exchanged in whole or in part at the specified office of the Principal Paying Agent (or such other place as the Trustee may agree) for the Permanent Global Bond and the Issuer shall procure that the Principal Paying Agent shall issue and deliver, in full or partial exchange for this Temporary Global Bond, the Permanent Global Bond (or, as the case may be, endorse the Permanent Global Bond) in an aggregate principal amount equal to the principal amount of this Temporary Global Bond submitted for exchange Provided that if definitive Bonds (together with the coupons appertaining thereto) have already been issued in exchange for all the Bonds represented for the time being by the Permanent Global Bond, then this Temporary Global Bond may thereafter be exchanged only for definitive Bonds (together with the coupons appertaining thereto) and in such circumstances references herein to the Permanent Global Bond shall be construed accordingly and provided further that the Permanent Global Bond shall be issued and delivered (or, as the case may be, endorsed) only if and to the extent that there shall have been presented to the Issuer a certificate from Euroclear Bank S.A./N.V. (“Euroclear”) or from Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) substantially in the form of the certificate attached as Exhibit A.

Any person who would, but for the provisions of this Temporary Global Bond, the Permanent Global Bond and the Bond Trust Deed, otherwise be entitled to receive a definitive Bond or definitive Bonds shall not be entitled to require the exchange of an appropriate part of this Temporary Global Bond for a like part of the Permanent Global Bond unless and until he shall have delivered or caused to be delivered to Euroclear or Clearstream, Luxembourg a certificate substantially in the form of the certificate attached as Exhibit B (copies of form of certificate will be available at the offices of Euroclear in Brussels and Clearstream, Luxembourg in Luxembourg and the specified office of each of the Paying Agents).

Upon (i) any exchange of a part of this Temporary Global Bond for a like part of the Permanent Global Bond or (ii) the purchase by or on behalf of the Issuer or any Subsidiary of the Issuer and cancellation of a part of this Temporary Global Bond in accordance with the Conditions, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged or so purchased and cancelled and, in each case, endorsed.

3	Payments

Until the entire principal amount of this Temporary Global Bond has been extinguished, this Temporary Global Bond shall in all respects be entitled to the same benefits as the definitive Bonds for the time being represented hereby and shall be entitled to the benefit of and be bound by the Bond Trust Deed, except that the holder of this Temporary Global Bond shall not (unless upon due presentation of this Temporary Global Bond for exchange, issue and delivery (or, as the case may be, endorsement) of the Permanent Global Bond is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date) be entitled (i) to receive any payment of interest on this Temporary Global Bond except (subject to (ii) below) upon certification as hereinafter provided or (ii) on and after the Exchange Date, to receive any payment on this Temporary Global Bond. Upon any payment of principal or interest on this Temporary Global Bond the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto.

Payments of interest in respect of Bonds for the time being represented by this Temporary Global Bond shall be made to the bearer only upon presentation to the Issuer of a certificate from Euroclear or from Clearstream, Luxembourg substantially in the form of the certificate attached as Exhibit A. Any person who would, but for the provisions of this Temporary Global Bond and of the Bond Trust Deed, otherwise be beneficially entitled to a payment of interest on this Temporary Global Bond shall not be entitled to require such payment unless and until he shall have delivered or caused to be delivered to Euroclear or Clearstream, Luxembourg a certificate substantially in the form of the certificate attached as Exhibit B (copies of form of certificate will be available at the offices of Euroclear in Brussels and Clearstream, Luxembourg in Luxembourg and the specified office of each of the Paying Agents).

Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Temporary Global Bond shall be reduced for all purposes by the principal amount so paid and endorsed.

All payments of any amounts payable and paid to the bearer of this Temporary Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon, on the Permanent Global Bond and on the relevant definitive Bonds.

4	Accountholders

For so long as all of the Bonds are represented by a Global Bond and such Global Bond(s) are held on behalf of Euroclear and/or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg as the holder of a particular principal amount of such Bonds (each an Accountholder) (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Bonds standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Bonds for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Bondholders) other than with respect to the payment of principal and interest on such Bonds, the right to which shall be vested, as against the Issuer and the Trustee, solely in the bearer of the relevant Global Bond in accordance with and subject to its terms and the terms of the Bond Trust Deed. Each Accountholder must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of the relevant Global Bond.

5	Notices

For so long as all of the Bonds are represented by one or both of the Permanent Global Bond and this Temporary Global Bond and such Global Bond(s) are held on behalf of Euroclear and/or Clearstream, Luxembourg, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relative Accountholders rather than by publication as required by Condition 15. Any such notice shall be deemed to have been given to the Bondholders on the second day after the day on which such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid.

Whilst any Bonds held by a Bondholder are represented by a Global Bond, notices to be given by such Bondholder may be given by such Bondholder to the Principal Paying Agent through Euroclear and/or Clearstream, Luxembourg, as the case may be, in such a manner as the Principal Paying Agent and Euroclear and/or Clearstream, Luxembourg, as the case may be, may approve for this purpose.

6	Prescription

Claims against the Issuer in respect of principal and interest on the Bonds represented by the Permanent Global Bond or this Temporary Global Bond will be prescribed after ten years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 10).

7	Meetings

The holder of a Temporary Global Bond will be treated as being one person for the purposes of any quorum requirements of, or the right to demand a poll at, a meeting of Bondholders and, at any such meeting, as having one vote in respect of each JPY 10,000,000 in principal amount of Bonds.

8	Euroclear and Clearstream, Luxembourg

References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Trustee.

9	Authentication

This Temporary Global Bond shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

10	Governing law

This Temporary Global Bond is governed by, and shall be construed in accordance with, the laws of England and Wales and the Issuer has in the Bond Trust Deed submitted to the jurisdiction of the courts of England for all purposes in connection with this Temporary Global Bond.

11	Contracts (Rights of Third Parties) Act 1999

No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Temporary Global Bond, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

In witness whereof the Issuer has caused this Temporary Global Bond to be signed manually or in facsimile by a person duly authorised on its behalf.

NUCLEAR ENERGY HOLDINGS, L.L.C.

By:
Officer

By:
Officer
Issued in London on 13 October 2006.
Certificate of authentication
This Temporary Global Bond is duly authenticated without recourse, warranty or liability.

Duly authorised for and on behalf of
THE BANK OF NEW YORK
as Principal Paying Agent

The Schedule
Part I
Payments of Principal and Interest
The following payments on this Temporary Global Bond have been made:

Remaining
principal amount
			of this Temporary	Notation
			Global Bond	made on
			following such	behalf of
Date made	Interest paid	Principal paid	payment	the Issuer

Part II
Exchanges for Permanent Global Bond, Definitive Bonds and Purchases and Cancellations
The following exchanges of a part of this Temporary Global Bond for [a like part of the Permanent Global Bond] [definitive Bonds] and/or purchases and cancellations of a part of this Temporary Global Bond have been made:

Part of
principal
	amount of	Part of	Part of	Aggregate
	this	principal	principal	principal
	Temporary	amount of	amount of	amount of this
	Global Bond	this	this	Temporary	Notation
	exchanged	Temporary	Temporary	Global Bond	made
	for a like	Global Bond	Global Bond	following such	on
	part of the	exchanged	purchased	exchange or	behalf
	Permanent	for definitive	and	purchase and	of the
Date made	Global Bond	Bonds	cancelled	cancellation	Issuer

Exhibit A
NUCLEAR ENERGY HOLDINGS, L.L.C.
JPY50,980,000,000 2.20 PER CENT. FIXED RATE BONDS DUE 2013
(the “Bonds”)
This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organisations”) substantially to the effect set forth in the Bond Trust Deed, as of the date hereof [•] principal amount of the above-captioned Bonds (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States persons”), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) have certified that they have not acquired the Bonds for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
If the Bonds are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of Bonds set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Bond Trust Deed.
We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Bond excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.
*Dated
[Euroclear Bank S.A./N.V.][Clearstream Banking, société anonyme]

By:
Authorised Signatory

*	To be dated no earlier than the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the temporary Global Bond for [the Permanent Global Bond] [definitive Bonds].

Exhibit B
NUCLEAR ENERGY HOLDINGS, L.L.C.
JPY50,980,000,000 2.20 PER CENT. FIXED RATE BONDS DUE 2013
(the “Bonds”)
This is to certify that as of the date hereof, and except as set forth below, the above-captioned Bonds held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States person(s)”), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Bonds is a United States or foreign financial institution described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Bonds for the purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
If the Bonds are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, (the “Act”), then this is also to certify that, except as set forth below (i) in the case of debt securities, the Bonds are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Bonds in Transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Bonds are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Bonds for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Bonds in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Bonds are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term U.S. person has the meaning given to it by Regulation S under the Act.
As used herein, United States means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.
We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Bonds held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as Of such date.
This certification excepts and does not relate to JPY[•] of such interest in the above Bonds in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Bonds (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.
We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.
*Dated

By:

[Name of person giving certification]
(As, or as agent for, the beneficial
owner(s) of the Bonds
to which this certification relates)

*	To be dated no earlier than the fifteenth day before the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the temporary Global Bond for [the Permanent Global Bond] [definitive Bonds].

Schedule 2
Form of Global Bonds
Part 1B
Form of Temporary Global Bond
NUCLEAR ENERGY HOLDINGS, L.LC. (a company with limited liability organised under the laws of the State of Delaware, United States of America, whose registered office is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801-1120)
TEMPORARY GLOBAL BOND
representing
JPY78,000,000,000 FLOATING RATE BONDS DUE 2013
This Bond is a Temporary Global Bond without interest coupons in respect of a duly authorised issue of JPY78,000,000,000 Floating Rate Bonds due 2013 of NUCLEAR ENERGY HOLDINGS, L.L.C. (the “Issuer”), designated as specified in the title hereof (the “Bonds”), limited to the aggregate principal amount of JPY78,000,000,000 and constituted by a Bond Trust Deed dated 13 October 2006 (the “Bond Trust Deed”) between the Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the “Trustee”). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 4 to the Bond Trust Deed. The aggregate principal amount from time to time of this Temporary Global Bond shall be JPY78,000,000,000 or, if less, that amount as shall be shown by the latest entry duly made in the Schedule hereto.
1	Promise to pay

Subject as provided in this Temporary Global Bond the Issuer promises to pay to the bearer the principal amount of this Temporary Global Bond together with the Call Premium (if any) as consideration for the advance of the principal and any other provisions from which the Issuer benefits in respect of the Bonds (other than the use of the principal secured from time to time) (being at the date hereof JPY78,000,000,000 on the Interest Payment Date on or about 15 March 2013 (or in whole or, where applicable, in part on such earlier date as the said principal amount or part respectively or Call Premium may become repayable in accordance with the Conditions or the Bond Trust Deed) and to pay interest as the sole consideration for the use of the principal secured from time to time semi annually in arrear on the 15th of each March and September (each an “Interest Payment Date”) on the principal amount from time to time of this Temporary Global Bond at rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Bond Trust Deed.

2	Exchange for Permanent Global Bond and purchases

This Temporary Global Bond is exchangeable in whole or in part upon the request of the bearer for a further global Bond in respect of up to JPY78,000,000,000 aggregate principal amount of the Bonds (the “Permanent Global Bond”) only on and subject to the terms and conditions set out below.

On and after 23 November 2006 (the “Exchange Date”) this Temporary Global Bond may be exchanged in whole or in part at the specified office of the Principal Paying Agent (or such other place as the Trustee may agree) for the Permanent Global Bond and the Issuer shall procure that the Principal Paying Agent shall issue and deliver, in full or partial exchange for this Temporary Global Bond, the Permanent Global Bond (or, as the case may be, endorse the Permanent Global Bond) in an aggregate principal amount equal to the principal amount of this Temporary Global Bond submitted for exchange Provided that if definitive Bonds (together with the coupons appertaining thereto) have already been issued in exchange for all the Bonds represented for the time being by the Permanent Global Bond, then this Temporary Global Bond may thereafter be exchanged only for definitive Bonds (together with the coupons appertaining thereto) and in such circumstances references herein to the Permanent Global Bond shall be construed accordingly and provided further that the Permanent Global Bond shall be issued and delivered (or, as the case may be, endorsed) only if and to the extent that there shall have been presented to the Issuer a certificate from Euroclear Bank S.A./N.V. (“Euroclear”) or from Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) substantially in the form of the certificate attached as Exhibit A.

Any person who would, but for the provisions of this Temporary Global Bond, the Permanent Global Bond and the Bond Trust Deed, otherwise be entitled to receive a definitive Bond or definitive Bonds shall not be entitled to require the exchange of an appropriate part of this Temporary Global Bond for a like part of the Permanent Global Bond unless and until he shall have delivered or caused to be delivered to Euroclear or Clearstream, Luxembourg a certificate substantially in the form of the certificate attached as Exhibit B (copies of form of certificate will be available at the offices of Euroclear in Brussels and Clearstream, Luxembourg in Luxembourg and the specified office of each of the Paying Agents).

Upon (i) any exchange of a part of this Temporary Global Bond for a like part of the Permanent Global Bond or (ii) the purchase by or on behalf of the Issuer or any Subsidiary of the Issuer and cancellation of a part of this Temporary Global Bond in accordance with the Conditions, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged or so purchased and cancelled and, in each case, endorsed.

3	Payments

Until the entire principal amount of this Temporary Global Bond has been extinguished, this Temporary Global Bond shall in all respects be entitled to the same benefits as the definitive Bonds for the time being represented hereby and shall be entitled to the benefit of and be bound by the Bond Trust Deed, except that the holder of this Temporary Global Bond shall not (unless upon due presentation of this Temporary Global Bond for exchange, issue and delivery (or, as the case may be, endorsement) of the Permanent Global Bond is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date) be entitled (i) to receive any payment of interest on this Temporary Global Bond except (subject to (ii) below) upon certification as hereinafter provided or (ii) on and after the Exchange Date, to receive any payment on this Temporary Global Bond. Upon any payment of principal or interest on this Temporary Global Bond the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto.

Payments of interest in respect of Bonds for the time being represented by this Temporary Global Bond shall be made to the bearer only upon presentation to the Issuer of a certificate from Euroclear or from Clearstream, Luxembourg substantially in the form of the certificate attached as Exhibit A. Any person who would, but for the provisions of this Temporary Global Bond and of the Bond Trust Deed, otherwise be beneficially entitled to a payment of interest on this Temporary Global Bond shall not be entitled to require such payment unless and until he shall have delivered or caused to be delivered to Euroclear or Clearstream, Luxembourg a certificate substantially in the form of the certificate attached as Exhibit B (copies of form of certificate will be available at the offices of Euroclear in Brussels and Clearstream, Luxembourg in Luxembourg and the specified office of each of the Paying Agents).

Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Temporary Global Bond shall be reduced for all purposes by the principal amount so paid and endorsed.

All payments of any amounts payable and paid to the bearer of this Temporary Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon, on the Permanent Global Bond and on the relevant definitive Bonds.

4	Accountholders

For so long as all of the Bonds are represented by a Global Bond and such Global Bond(s) are held on behalf of Euroclear and/or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg as the holder of a particular principal amount of such Bonds (each an Accountholder) (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Bonds standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Bonds for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Bondholders) other than with respect to the payment of principal and interest on such Bonds, the right to which shall be vested, as against the Issuer and the Trustee, solely in the bearer of the relevant Global Bond in accordance with and subject to its terms and the terms of the Bond Trust Deed. Each Accountholder must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of the relevant Global Bond.

5	Notices

For so long as all of the Bonds are represented by one or both of the Permanent Global Bond and this Temporary Global Bond and such Global Bond(s) are held on behalf of Euroclear and/or Clearstream, Luxembourg, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relative Accountholders rather than by publication as required by Condition 15. Any such notice shall be deemed to have been given to the Bondholders on the second day after the day on which such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid.

Whilst any Bonds held by a Bondholder are represented by a Global Bond, notices to be given by such Bondholder may be given by such Bondholder to the Principal Paying Agent through Euroclear and/or Clearstream, Luxembourg, as the case may be, in such a manner as the Principal Paying Agent and Euroclear and/or Clearstream, Luxembourg, as the case may be, may approve for this purpose.

6	Prescription

Claims against the Issuer in respect of principal and interest on the Bonds represented by the Permanent Global Bond or this Temporary Global Bond will be prescribed after ten years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 10).

7	Meetings

The holder of a Temporary Global Bond will be treated as being one person for the purposes of any quorum requirements of, or the right to demand a poll at, a meeting of Bondholders and, at any such meeting, as having one vote in respect of each JPY 10,000,000 in principal amount of Bonds.

8	Euroclear and Clearstream, Luxembourg

References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Trustee.

9	Authentication

This Temporary Global Bond shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

10	Governing law

This Temporary Global Bond is governed by, and shall be construed in accordance with, the laws of England and Wales and the Issuer has in the Bond Trust Deed submitted to the jurisdiction of the courts of England for all purposes in connection with this Temporary Global Bond.

11	Contracts (Rights of Third Parties) Act 1999

No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Temporary Global Bond, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

In witness whereof the Issuer has caused this Temporary Global Bond to be signed manually or in facsimile by a person duly authorised on its behalf.
NUCLEAR ENERGY HOLDINGS, L.L.C.

By:
Officer

By:

Officer
Issued in London on 13 October 2006.
Certificate of authentication
This Temporary Global Bond is duly authenticated without recourse, warranty or liability.

Duly authorised
for and on behalf of

THE BANK OF NEW YORK
as Principal Paying Agent

The Schedule
Part I
Payments of Principal and Interest
The following payments on this Temporary Global Bond have been made:

Remaining
principal amount
			of this Temporary	Notation
			Global Bond	made on
			following such	behalf of
Date made	Interest paid	Principal paid	payment	the Issuer

Part II
Exchanges for Permanent Global Bond, Definitive Bonds and Purchases and Cancellations
The following exchanges of a part of this Temporary Global Bond for [a like part of the Permanent Global Bond] [definitive Bonds] and/or purchases and cancellations of a part of this Temporary Global Bond have been made:

Part of
principal
	amount of	Part of	Part of	Aggregate
	this	principal	principal	principal
	Temporary	amount of	amount of	amount of this
	Global Bond	this	this	Temporary	Notation
	exchanged	Temporary	Temporary	Global Bond	made
	for a like	Global Bond	Global Bond	following such	on
	part of the	exchanged	purchased	exchange or	behalf
	Permanent Global	for definitive	and	purchase and	of the
Date made	Bond	Bonds	cancelled	cancellation	Issuer

Exhibit A
NUCLEAR ENERGY HOLDINGS, L.L.C.
JPY78,000,000,000 FLOATING RATE BONDS DUE 2013
(the “Bonds”)
This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organisations”) substantially to the effect set forth in the Bond Trust Deed, as of the date hereof [•] principal amount of the above-captioned Bonds (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States persons”), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) have certified that they have not acquired the Bonds for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
If the Bonds are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of Bonds set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Bond Trust Deed.
We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Bond excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.
*Dated
[Euroclear Bank S.A./N.V.][Clearstream Banking, société anonyme]

By:
Authorised Signatory

*	To be dated no earlier than the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the temporary Global Bond for [the Permanent Global Bond] [definitive Bonds].

Exhibit B
NUCLEAR ENERGY HOLDINGS, L.L.C.
JPY78,000,000,000 FLOATING RATE BONDS DUE 2013
(the “Bonds”)
This is to certify that as of the date hereof, and except as set forth below, the above-captioned Bonds held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States person(s)”), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Bonds is a United States or foreign financial institution described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Bonds for the purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
If the Bonds are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, (the “Act”), then this is also to certify that, except as set forth below (i) in the case of debt securities, the Bonds are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Bonds in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Bonds are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Bonds for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Bonds in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Bonds are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term U.S. person has the meaning given to it by Regulation S under the Act.
As used herein, United States means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.
We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Bonds held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.
This certification excepts and does not relate to JPY[•] of such interest in the above Bonds in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Bonds (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.
We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.
*Dated

By:

[Name of person giving certification]
(As, or as agent for, the beneficial
owner(s) of the Bonds
to which this certification relates)

*	To be dated no earlier than the fifteenth day before the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the temporary Global Bond for [the Permanent Global Bond] [definitive Bonds].

Part 2A
Form of Permanent Global Bond
ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.
NUCLEAR ENERGY HOLDINGS, L.L.C. (a company with limited liability organised under the laws of the State of Delaware, United States of America, whose registered office is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801-1120)
PERMANENT GLOBAL BOND
representing up to
JPY50,980,000,000 2.20 PER CENT. FIXED RATE BONDS DUE 2013
This Bond is a Permanent Global Bond without interest coupons in respect of a duly authorised issue of JPY50,980,000,000 2.20 PER CENT. FIXED RATE BONDS DUE 2013 of NUCLEAR ENERGY HOLDINGS, L.L.C. (the “Issuer”), designated as specified in the title hereof (the “Bonds”), limited to the aggregate principal amount of JPY50,980,000,000 and constituted by a Bond Trust Deed dated 13 October 2006 (the “Bond Trust Deed”) between the Issuer and The Bank Of New York as trustee (the trustee for the time being thereof being herein called the “Trustee”). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in the Schedule 4 to the Bond Trust Deed. The aggregate principal amount from time to time of this Permanent Global Bond shall be JPY50,980,000,000 or, if less, that amount as shall be shown by the latest entry duly made in the Schedule hereto.
1	Promise to pay

Subject as provided in this Permanent Global Bond the Issuer promises to pay to the bearer the principal amount of this Permanent Global Bond together with the Call Premium(if any) as consideration for the advance of the principal and any other provisions from which the Issuer benefits in respect of the Bonds (other than the use of the principal secured from time to time) on the Interest Payment Date falling on or about 15 March 2013 (or in whole or, where applicable, in part on such earlier date as the said principal amount or part respectively or Call Premium may become repayable in accordance with the Conditions or the Bond Trust Deed) and to pay interest as the sole consideration for the use of the principal secured from time to time semi annually in arrear on the 15th of each March and September of each year on the principal amount from time to time of this Permanent Global Bond at rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Bond Trust Deed.

2	Exchange for definitive Bonds and purchases

This Permanent Global Bond will be exchangeable in whole but not in part free of charge to the holder) for definitive Bonds upon (i) not less than 60 days’ written notice from Euroclear Bank S.A./N.V. (“Euroclear”) and/or Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) (acting on the instructions of any holder of an interest in such Permanent Global Bond) to the Principal Paying Agent; (ii) upon the happening of any of the events defined in the Bond Trust Deed as Events of Default, (iii) if either Euroclear or

Clearstream, Luxembourg is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available, or (iv) if the Issuer would suffer a disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream, Luxembourg which would not be suffered were the Bonds in definitive form and a certificate to such effect signed by two Officers of the Issuer is given to the Trustee. Thereupon (in the case of (i) to (iii) above) the holder of this Permanent Global Bond may give notice to the Issuer, and (in the case of (iv) above) the Issuer may give notice to the Trustee and the Bondholders, of its intention to exchange this Permanent Global Bond for definitive Bonds on or after the Exchange Date (as defined below).

On or after the Exchange Date the holder of this Permanent Global Bond may or, in the case of (iii) above, shall surrender this Permanent Global Bond to or to the order of the Principal Paying Agent. In exchange for this Permanent Global Bond the Issuer will deliver, or procure the delivery of, definitive Bonds in bearer form, serially numbered, in the denominations of JPY 10,000,000 each with interest coupons and one talon (“Coupons”) attached on issue in respect of interest which has not already been paid on this Permanent Global Bond in the denomination of JPY10,000,000 each (in exchange for the whole of this Permanent Global Bond).

“Exchange Date” means a day specified in the notice requiring exchange falling not less than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Principal Paying Agent is located and (except in the case of (ii) above) in the city in which the relevant clearing system is located.

Upon (i) any exchange of a part of the Temporary Global Bond for a part of this Permanent Global Bond or (ii) the purchase by or on behalf of the Issuer or any Subsidiary of the Issuer and cancellation of a part of this Permanent Global Bond in accordance with the Conditions, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged and endorsed. Upon the exchange of the whole of this Permanent Global Bond for definitive Bonds this Permanent Global Bond shall be surrendered to or to the order of the Principal Paying Agent and cancelled and, if the holder of this Permanent Global Bond requests, returned to it together with any relevant definitive Bonds.

3	Payments

Until the entire principal amount of this Permanent Global Bond has been extinguished, this Permanent Global Bond shall (subject as hereinafter and in the Bond Trust Deed provided) in all respects be entitled to the same benefits as the definitive Bonds and shall be entitled to the benefit of and be bound by the Bond Trust Deed. Payments of principal and interest in respect of Bonds represented by this Permanent Global Bond will be made against presentation for endorsement and, if no further payment falls to be made in respect of the Bonds, surrender of this Permanent Global Bond to the order of the Principal Paying Agent as shall have been notified to the Bondholders for such purposes. Upon any payment of principal or interest on this Permanent Global Bond the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part I of the Schedule hereto.

Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Permanent Global Bond shall be reduced for all purposes by the principal amount so paid and endorsed.

All payments of any amounts payable and paid to the bearer of this Permanent Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon and on the relevant definitive Bonds and Coupons.

4	Accountholders

For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and this Permanent Global Bond and such Global Bond(s) are held on behalf of Euroclear and/or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg as the holder of a particular principal amount of such Bonds (each an “Accountholder”) (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Bonds standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Bonds for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Bondholders) other than with respect to the payment of principal and interest on such Bonds, the right to which shall be vested, as against the Issuer and the Trustee, solely in the bearer of the relevant Global Bond in accordance with and subject to its terms and the terms of the Bond Trust Deed. Each Accountholder must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of the relevant Global Bond.

5	Notices

For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and this Permanent Global Bond and such Global Bond(s) are held on behalf of Euroclear and/or Clearstream, Luxembourg, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relative Accountholders rather than by publication as required by Condition 15. Any such notice shall be deemed to have been given to the Bondholders on the second day after the day on which such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid.

Whilst any Bonds held by a Bondholder are represented by a Global Bond, notices to be given by such Bondholder may be given by such Bondholder to the Principal Paying Agent through Euroclear and/or Clearstream, Luxembourg, as the case may be, in such a manner as the Principal Paying Agent and Euroclear and/or Clearstream, Luxembourg, as the case may be, may approve for this purpose.

6	Prescription

Claims against the Issuer in respect of principal and interest on the Bonds represented by the Temporary Global Bond or this Permanent Global Bond will be prescribed after ten years (in the case of principal and five years (in the case of interest) from the Relevant Date (as defined in Condition 10).

7	Meetings

The holder of a Permanent Global Bond will be treated as being one person for the purposes of any quorum requirements of, or the right to demand a poll at, a meeting of Bondholders and, at any such meeting, as having one vote in respect of each JPY 10,000,000 in principal amount of Bonds.

8	Euroclear and Clearstream, Luxembourg

References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Trustee.

9	Authentication

This Permanent Global Bond shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

10	Governing law

This Permanent Global Bond is governed by, and shall be construed in accordance with, the laws of England and Wales and the Issuer has in the Bond Trust Deed submitted to the jurisdiction of the courts of England for all purposes in connection with this Permanent Global Bond.

11	Contracts (Rights of Third Parties) Act 1999

No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Permanent Global Bond, but this does not affect any right or remedy of any person which exists or is available apart from that Act.
In witness whereof the Issuer has caused this Permanent Global Bond to be signed manually or in facsimile by a person duly authorised on its behalf.
NUCLEAR ENERGY HOLDINGS, L.L.C.

By:
Officer

By:
Officer

Issued in London on 13 October 2006.

Certificate of authentication

This Permanent Global Bond is duly authenticated without recourse, warranty or liability.

Duly authorised
for and on behalf of
THE BANK OF NEW YORK
as Principal Paying Agent

The Schedule
Part 1
Payments of Principal and Interest
The following payments on this Permanent Global Bond have been made:

Remaining
principal amount
			of this Permanent	Notation
			Global Bond	made on
			following such	behalf of
Date made	Interest paid	Principal paid	payment	the Issuer

Part 2
Exchanges of the Temporary Global Bond for this Permanent Global Bond and Purchases and Cancellations
The following [exchanges of a part of the Temporary Global Bond for a like part of this Permanent Global Bond] and purchases and cancellations of a part of this Permanent Global Bond have been made:

	Part of principal		Aggregate
	amount of the		principal amount
	Temporary		of this Permanent
	Global Bond	Part of principal	Global Bond
	exchanged for a	amount of this	following such
	like part of this	Permanent Global	exchange or	Notation made
	Permanent	Bond purchased	purchase and	on behalf of
Date made	Global Bond	and cancelled	cancellation	the Issuer

Part 2B
Form of Permanent Global Bond
ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.
NUCLEAR ENERGY HOLDINGS, L.LC. (a company with limited liability organised under the laws of the State of Delaware, United States of America, whose registered office is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801-1120)
PERMANENT GLOBAL BOND
representing up to
JPY78,000,000,000 FLOATING RATE BONDS DUE 2013
This Bond is a Permanent Global Bond without interest coupons in respect of a duly authorised issue of JPY78,000,000,000 FLOATING RATE BONDS DUE 2013 of NUCLEAR ENERGY HOLDINGS, L.L.C. (the “Issuer”), designated as specified in the title hereof (the “Bonds”), limited to the aggregate principal amount of JPY78,000,000,000 and constituted by a Bond Trust Deed dated 13 October 2006 (the “Bond Trust Deed”) between the Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the “Trustee”). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in the Schedule 4 to the Bond Trust Deed. The aggregate principal amount from time to time of this Permanent Global Bond shall be JPY78,000,000,000 or, if less, that amount as shall be shown by the latest entry duly made in the Schedule hereto.
1	Promise to pay

Subject as provided in this Permanent Global Bond the issuer promises to pay to the bearer the principal amount of this Permanent Global Bond together with the Call Premium (if any) as consideration for the advance of the principal and any other provisions from which the Issuer benefits in respect of the Bonds (other than the use of the principal secured from time to time) on the Interest Payment Date falling on or about 15 March 2013 (or in whole or, where applicable, in part on such earlier date as the said principal amount or part respectively or Call Premium may become repayable in accordance with the Conditions or the Bond Trust Deed) and to pay interest as the sole consideration for the use of the principal secured from time to time semi annually in arrear on 15th of each March and September of each year on the principal amount from time to time of this Permanent Global Bond at rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Bond Trust Deed.

2	Exchange for definitive Bonds and purchases

This Permanent Global Bond will be exchangeable in whole but not in part (free of charge to the holder) for definitive Bonds upon (i) not less than 60 days’ written notice from Euroclear Bank S.A./N.V. (“Euroclear”) and/or Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) (acting on the instructions of any holder of an interest in such Permanent Global Bond) to the Principal Paying Agent; (ii) upon the happening of any of the events defined in the Bond Trust Deed as Events of Default, (iii) if either Euroclear or

Clearstream, Luxembourg is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available, or (iv) if the Issuer would suffer a disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream, Luxembourg which would not be suffered were the Bonds in definitive form and a certificate to such effect signed by two Officers of the Issuer is given to the Trustee. Thereupon (in the case of (i) to (iii) above) the holder of this Permanent Global Bond may give notice to the Issuer, and (in the case of (iv) above) the Issuer may give notice to the Trustee and the Bondholders, of its intention to exchange this Permanent Global Bond for definitive Bonds on or after the Exchange Date (as defined below).

On or after the Exchange Date the holder of this Permanent Global Bond may or, in the case of (iii) above, shall surrender this Permanent Global Bond to or to the order of the Principal Paying Agent. In exchange for this Permanent Global Bond the Issuer will deliver, or procure the delivery of, definitive Bonds in bearer form, serially numbered, in the denominations of JPY 10,000,000 each with interest coupons and one talon (“Coupons”) attached on issue in respect of interest which has not already been paid on this Permanent Global Bond in the denomination of JPY10,000,000 each (in exchange for the whole of this Permanent Global Bond).

“Exchange Date” means a day specified in the notice requiring exchange falling not less than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Principal Paying Agent is located and (except in the case of (ii) above) in the city in which the relevant clearing system is located.

Upon (i) any exchange of a part of the Temporary Global Bond for a part of this Permanent Global Bond or (ii) the purchase by or on behalf of the Issuer or any Subsidiary of the Issuer and cancellation of a part of this Permanent Global Bond in accordance with the Conditions, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged and endorsed. Upon the exchange of the whole of this Permanent Global Bond for definitive Bonds this Permanent Global Bond shall be surrendered to or to the order of the Principal Paying Agent and cancelled and, if the holder of this Permanent Global Bond requests, returned to it together with any relevant definitive Bonds.

3	Payments

Until the entire principal amount of this Permanent Global Bond has been extinguished, this Permanent Global Bond shall (subject as hereinafter and in the Bond Trust Deed provided) in all respects be entitled to the same benefits as the definitive Bonds and shall be entitled to the benefit of and be bound by the Bond Trust Deed. Payments of principal and interest in respect of Bonds represented by this Permanent Global Bond will be made against presentation for endorsement and, if no further payment falls to be made in respect of the Bonds, surrender of this Permanent Global Bond to the order of the Principal Paying Agent as shall have been notified to the Bondholders for such purposes. Upon any payment of principal or interest on this Permanent Global Bond the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part 1 of the Schedule hereto.

Upon any payment of principal and endorsement of such payment on Part 1 of the Schedule hereto, the principal amount of this Permanent Global Bond shall be reduced for all purposes by the principal amount so paid and endorsed.

All payments of any amounts payable and paid to the bearer of this Permanent Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon and on the relevant definitive Bonds and Coupons.
4	Accountholders

For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and this Permanent Global Bond and such Global Bond(s) are held on behalf of Euroclear and/or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg as the holder of a particular principal amount of such Bonds (each an “Accountholder”) (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Bonds standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Bonds for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Bondholders) other than with respect to the payment of principal and interest on such Bonds, the right to which shall be vested, as against the Issuer and the Trustee, solely in the bearer of the relevant Global Bond in accordance with and subject to its terms and the terms of the Bond Trust Deed. Each Accountholder must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of the relevant Global Bond.

5	Notices

For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and this Permanent Global Bond and such Global Bond(s) are held on behalf of Euroclear and/or Clearstream, Luxembourg, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relative Accountholders rather than by publication as required by Condition 15. Any such notice shall be deemed to have been given to the Bondholders on the second day after the day on which such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid.

Whilst any Bonds held by a Bondholder are represented by a Global Bond, notices to be given by such Bondholder may be given by such Bondholder to the Principal Paying Agent through Euroclear and/or Clearstream, Luxembourg, as the case may be, in such a manner as the Principal Paying Agent and Euroclear and/or Clearstream, Luxembourg, as the case may be, may approve for this purpose.

6	Prescription

Claims against the Issuer in respect of principal and interest on the Bonds represented by the Temporary Global Bond or this Permanent Global Bond will be prescribed after ten years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 10).
7	Meetings

The holder of a Permanent Global Bond will be treated as being one person for the purposes of any quorum requirements of, or the right to demand a poll at, a meeting of Bondholders and, at any such meeting, as having one vote in respect of each JPY 10,000,000 in principal amount of Bonds.

8	Euroclear and Clearstream, Luxembourg

References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Trustee.

9	Authentication

This Permanent Global Bond shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

10	Governing law

This Permanent Global Bond is governed by, and shall be construed in accordance with, the laws of England and Wales and the Issuer has in the Bond Trust Deed submitted to the jurisdiction of the courts of England for all purposes in connection with this Permanent Global Bond.

11	Contracts (Rights of Third Parties) Act 1999

No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Permanent Global Bond, but this does not affect any right or remedy of any person which exists or is available apart from that Act.
In witness whereof the Issuer has caused this Permanent Global Bond to be signed manually or in facsimile by a person duly authorised on its behalf.
NUCLEAR ENERGY HOLDINGS, L.L.C.

By:
Officer

By:

Officer
Issued in London on 13 October 2006.
Certificate of authentication
This Permanent Global Bond is duly authenticated without recourse, warranty or liability.

Duly authorised for
and on behalf of

THE BANK OF NEW YORK
as Principal Paying Agent

The Schedule
Part 1
Payments of Principal and Interest
The following payments on this Permanent Global Bond have been made:

Remaining
principal amount of
this Permanent
			Global Bond	Notation
			following such	made on behalf of
Date made	Interest paid	Principal paid	payment	the Issuer

Schedule 3
Form of Definitive Bond and Coupons and Conditions of the Bonds
Part 1
Form of Definitive Fixed Rate Bond
ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[•]	[ISIN]	[Serial No.]
NUCLEAR ENERGY HOLDINGS, L.L.C. (a company with limited liability organised under the laws of the State of Delaware, United States of America, whose registered office is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801-1120)
JPY50,980,000,000 2.20 PER CENT. FIXED RATE BONDS DUE 2013
The issue of the Bonds was authorised by a resolution of the Board of Officers of NUCLEAR ENERGY HOLDINGS, L.L.C. (the “Issuer”) passed on 2 October 2006.
This Bond is constituted by a Bond Trust Deed (the “Bond Trust Deed”) dated 13 October 2006 made between the Issuer and The Bank of New York as trustee for the holders of the Bonds and issued as bearer Bonds in the denomination of JPY10,000,000 each with Coupons attached in an aggregate principal amount of JPY50,980,000,000.
The Issuer for value received and subject to and in accordance with the Conditions (the “Conditions”) endorsed hereon hereby promises to pay to the bearer as consideration for the advance of the principal and any other provisions from which the Issuer benefits in respect of the Bonds (other than the use of the principal secured from time to time) on the Interest Payment Date falling on or about 15 March 2013 (or on such earlier date as the principal sum hereunder mentioned may become repayable in whole or in part in accordance with the Conditions) the principal sum of:
JPY10,000,000
together with the Call Premium (if any) and together with interest as the sole consideration for the use of the principal secured from time to time on the said principal sum at rates determined in accordance with the said Conditions payable semi-annually in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Bond Trust Deed.
Neither this Bond nor the Coupons appertaining hereto shall be or become valid or obligatory for any purpose unless and until this Bond has been authenticated by or on behalf of the Principal Paying Agent.

In witness whereof this Bond has been executed on behalf of the Issuer.
NUCLEAR ENERGY HOLDINGS, L.L.C.

By:
Officer

By:

Officer
Dated as of •, 200•.
Issued in [•].
Certificate of authentication
This Bond is duly authenticated
without recourse, warranty or liability.

Duly authorised
for and on behalf of
THE BANK OF NEW YORK
as Principal Paying Agent

Part 2
Form of Coupon
On the front:
ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.
NUCLEAR ENERGY HOLDINGS, L.L.C.
JPY50,980,000,000 2.20 PER CENT. FIXED RATE BONDS DUE 2013
Coupon for the amount of
interest due in accordance with the
Conditions of the said Bonds
on the Payment Date
falling in [•] 20[•],
This Coupon is payable to bearer subject to such Conditions.

[No.]	[•]	[ISIN]	[Serial No.]

Part 3
Form of Talon
On the front:
ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.
NUCLEAR ENERGY HOLDINGS, L.L.C.
JPY50,980,000,000 2.20 PER CENT. FIXED RATE BONDS DUE 2013
On and after the Interest Payment Date falling in [•] 20[•] [•] further Coupons will be issued at the specified office of any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Bondholders) upon production and surrender of this Talon.
This Talon may, in certain circumstances, become void under the Conditions of the said Bonds.

[No.]	[•]	[ISIN]	[Serial No.]

Part 4
Form of Definitive Floating Rate Bond
ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[•]	[ISIN]	[Serial No.]
NUCLEAR ENERGY HOLDINGS, L.L.C. (a company with limited liability organised under the laws of the State of Delaware, United States of America, whose registered office is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801-1120).
JPY78,000,000,000 FLOATING RATE BONDS DUE 2013
The issue of the Bonds was authorised by a resolution of the Board of Officers of NUCLEAR ENERGY HOLDINGS, L.L.C. (the “Issuer”) passed on 2 October 2006.
This Bond is constituted by a Bond Trust Deed (the “Bond Trust Deed”) dated 13 October 2006 made between the Issuer and The Bank of New York as trustee for the holders of the Bonds and issued as bearer Bonds in the denomination of JPY10,000,000 each with Coupons attached in an aggregate principal amount of JPY78,000,000,000.
The Issuer for value received and subject to and in accordance with the Conditions (the “Conditions”) endorsed hereon hereby promises to pay to the bearer as consideration for the advance of the principal and any other provisions from which the Issuer benefits in respect of the Bonds (other than the use of the principal secured from time to time) on the Interest Payment Date falling on or about 15 March 2013 (or on such earlier date as the principal sum hereunder mentioned may become repayable in whole or in part in accordance with the Conditions) the principal sum of:
JPY10,000,000
together with the Call Premium (if any) and together with interest as the sole consideration for the use of the principal secured from time to time on the said principal sum at rates determined in accordance with the said Conditions payable semi-annually in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Bond Trust Deed.
Neither this Bond nor the Coupons appertaining hereto shall be or become valid or obligatory for any purpose unless and until this Bond has been authenticated by or on behalf of the Principal Paying Agent.

In witness whereof this Bond has been executed on behalf of the Issuer.
NUCLEAR ENERGY HOLDINGS, L.L.C.

By:
Officer

By:

Officer
Dated as of •, 20O•.
Issued in [•].
Certificate of authentication
This Bond is duly authenticated
without recourse, warranty or liability.

Duly authorised
for and on behalf of
The Bank of New York
as Principal Paying Agent

Part 5
Form of Coupon
On the front:
ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.
NUCLEAR ENERGY HOLDINGS, L.L.C.
JPY78,000,000,000 FLOATING RATE BONDS DUE 2013
Coupon for the amount of
interest due in accordance with the
Conditions of the said Bonds
on the Payment Date
falling in [•] 20[•].
This Coupon is payable to bearer subject to such Conditions, under which it may become void before its due date.

[No.]	[•]	[ISIN]	[Serial No.]

Part 6
Form of Talon
On the front:
ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.
NUCLEAR ENERGY HOLDINGS, L.L.C.
JPY78,000,000,000 FLOATING RATE BONDS DUE 2013
On and after the Interest Payment Date falling in [•] 20[•] [•] further Coupons will be issued at the specified office of any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Bondholders) upon production and surrender of this Talon.
This Talon may, in certain circumstances, become void under the Conditions of the said Bonds.

[No.]	[•]	[ISIN]	[Serial No.]

Schedule 4

Terms and Conditions of the Bonds
The issue of the Bonds was authorised by a resolution adopted by the sole member of the Issuer on 2 October 2006. The Bonds are constituted by a Bond Trust Deed (the “Bond Trust Deed”) dated 13 October 2006 (the “Closing Date”) between the Issuer and The Bank of New York (the “Trustee” which expression shall include all persons for the time being the trustee or trustees under the Bond Trust Deed) as trustee for the holders of the Bonds (the “Bondholders”). These terms and conditions include summaries of, and are subject to, the detailed provisions of the Bond Trust Deed, which includes the form of the Bonds.
The Bonds have the benefit (to the extent applicable) of an agency agreement (as amended, supplemented and/or restated from time to time, the “Agency Agreement”) dated the Closing Date (to which the Issuer, the Trustee and The Bank of New York as initial Principal Paying Agent and Calculation Agent are party). As used herein, each of “Principal Paying Agent” and “Paying Agents” means the persons for the time being Principal Paying Agent and the Paying Agents under the Agency Agreement.
On the Closing Date, the Issuer entered into a deed of charge (the “Deed of Charge”), a US pledge agreement (the “Issuer US Pledge Agreement”), a number of letter of credit transfer agreements (the “Letter of Credit Transfer Agreements”) and the Parent entered into a US pledge agreement (the “Parent Pledge Agreement”) each with the Trustee, and pursuant to which the Issuer and the Parent respectively granted certain security to the Trustee for itself, the Bondholders, the Couponholders, the Swap Counterparty, the Paying Agents, the Account Bank, the Cash Manager and the Calculation Agent (together, the “Secured Creditors”). The Deed of Charge, the Issuer US Pledge Agreement, the Letter of Credit Transfer Agreements and the Parent Pledge Agreement are referred to as the “Security Documents”.
On or before the Closing Date, Bank of America, N.A. issued an irrevocable direct pay letter of credit to the Issuer in the amount of JPY13,546,173,000 (the “Interest Letter of Credit”) with respect to certain amounts including ongoing transactional costs payable by the Issuer and Bank of America, N.A. issued an irrevocable direct pay letter of credit to the issuer in the amount of JPY4,299,333,000 (the “Principal Letter of Credit”) with respect to certain principal and/or premia amounts payable by the Issuer. Under certain circumstances, the Issuer is also obliged to procure the issue of an irrevocable direct pay letter of credit (the “Put Substitution Letter of Credit”) in respect of payment of the Balance (as defined in the Bond Trust Deed).
On or prior to the Closing Date, the Issuer entered into an interest rate swap agreement with Morgan Stanley Capital Services Inc. (the “Swap Counterparty”) by execution of an ISDA Master Agreement and related schedule, confirmation and credit support annex (the “Swap Agreement”) to hedge its exposure to fluctuations in the rate of interest payable on the Floating Rate Bonds. The obligations of the Swap Counterparty under the Swap Agreement are guaranteed by Morgan Stanley (the “Swap Guarantor”) under the terms of a swap guarantee (the “Swap Guarantee” and, together with the Swap Agreement, the “Swap Documents”).
On or before the Closing Date, the Issuer entered into (i) two put option agreements (the “Put Option Agreements”) with Toshiba Corporation (“Toshiba”) one in respect of the UK HoldCo Shares and the other in respect of the US HoldCo Shares (each as defined below), pursuant to which the Issuer has the right to put (in whole or in part) the HoldCo Shares (as defined below) to Toshiba, (ii) investment agreements between Toshiba, the Parent, the Issuer and either Toshiba Nuclear Energy Holdings (UK) Limited, a company incorporated in England (“UK HoldCo”) or Toshiba Nuclear Energy Holdings (US) Inc., a Delaware corporation (“US HoldCo” and, together with UK HoldCo, the “HoldCos”) pursuant to which the Issuer subscribes for a certain number of shares in UK HoldCo (the “UK HoldCo Shares”) and US HoldCo (the

“US HoldCo Shares” and, together with the UK HoldCo Shares, the “HoIdCo Shares”) (the “Investment Agreements”), and (iii) shareholders agreements relating to each of US HoldCo and UK HoldCo (the “Shareholders Agreements”) with, amongst others, Toshiba, pursuant to which Toshiba and certain other shareholders shall have the right to call the HoldCo Shares from the Issuer.
The Bond Trust Deed, the Bonds, the Security Documents, the Agency Agreement, the Put Option Agreements, the Investment Agreements, the Shareholders Agreements, the Interest Letter of Credit, the Principal Letter of Credit, any Put Substitution Letter of Credit, the Swap Documents, the cash management agreement between the Cash Manager, the Trustee and the Issuer (the “Cash Management Agreement”), the accounts bank agreement between the Account Bank, the Issuer and the Trustee (the “Accounts Bank Agreement”), and the administrative services agreement between the Parent and the Issuer (the “Administrative Services Agreement”) are together referred to as the “Transaction Documents”.
Certain statements in these Conditions are summaries of the detailed provisions appearing on the face of the Bonds (which expression shall include the body thereof), in the Bond Trust Deed or the Deed of Charge. Copies of the Transaction Documents, subject to any confidentiality restrictions contained therein, are available for inspection during normal business hours at the specified office of the Principal Paying Agent.
The Bondholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Bond Trust Deed and the Security Documents, and to have notice of those provisions of the Agency Agreement and the other Transaction Documents applicable to them.
1	Form, Denomination and Title
(a)	Form and denomination

The Bonds are serially numbered and in bearer form, in a minimum denomination of JPY 10,000,000.

(b)	Title

Title to the Bonds and Coupons passes by delivery. The holder of any Bond or Coupon will (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it, any writing on it, or its theft or loss) and no person will be liable for so treating the holder.

The Fixed Rate Bonds and the Floating Rate Bonds will each be initially represented by a Temporary Global Bond without coupons, receipts or talons attached. The Temporary Global Bond in respect of the Fixed Rate Bonds will represent the aggregate Principal Amount Outstanding under the Fixed Rate Bonds and the Temporary Global Bond in respect of the Floating Rate Bonds will represent the aggregate Principal Amount Outstanding under the Floating Rate Bonds. The Temporary Global Bond in respect of the Fixed Rate Bonds will be deposited on behalf of the subscribers of the Fixed Rate Bonds and the Temporary Global Bond in respect of the Floating Rate Bonds will be deposited on behalf of the subscribers of the Floating Rate Bonds with the Common Depositary for Clearstream Luxembourg and Euroclear, on the Closing Date. Interests in each of the Temporary Global Bonds will be exchangeable from and including the date which is 40 days after the Closing Date upon certification as to non-U.S. beneficial ownership by the Bondholders, for interests in a Permanent Global Bond, without coupons or talons attached, which will also be deposited with the Common Depositary. Interests in a Permanent Global Bond will be exchangeable for Definitive Bonds upon request by a relevant Bondholder and subject to the conditions contained therein.

2	Status
(a)	Status

The Bonds and Coupons constitute direct secured and limited recourse obligations of the Issuer and shall at all times rank pari passu and rateably without any preference or priority among themselves and will rank in priority to all unsecured obligations of the Issuer, save for such obligations as may be preferred by provisions of law that are both mandatory and of general application.

(b)	Bondholder’s interests

The Bond Trust Deed and the Deed of Charge each contain provisions requiring the Trustee to have regard to the interests of all the Bondholders equally as regards all powers, trusts, authorities, duties and discretions of the Trustee. Except where expressly provided otherwise and except in respect of the Swap Counterparty, so long as any of the Bonds remain outstanding, the Trustee is not required to have regard to the interests of any other persons entitled to the benefit of the Security.

(c)	Priority of Payments pre-enforcement

Before enforcement of the Security, the Cash Manager will apply all of the Issuer’s funds (excluding any Eligible Dividends, which may be distributed to the Parent and any amounts and JGB’s posted as collateral under the Swap Agreement and standing to the credit of the Collateral Accounts) in accordance with the following priority of payments (in each case only if and to the extent that payments or provision of a higher priority have been made in full):
(i)	first, pro rata and pari passu, in or towards payment of all fees, costs, charges, expenses, liabilities and all other amounts due and payable to the Trustee under the Deed of Charge and under the Bond Trust Deed (including the Trustee’s remuneration) which have not been paid by the Issuer;

(ii)	second, pro rata and pari passu in or towards payment of any amounts due and payable to the Principal Paying Agent, the Paying Agents and the Calculation Agent under the Agency Agreement, to the Account Bank under the Accounts Bank Agreement and to the Cash Manager under the Cash Management Agreement;

(iii)	third, pro rata and pari passu, in and towards payment or discharge of any amounts due to third parties (other than amounts described in items (i), (ii), (iv), (v), (vi), (vii), (viii) and (ix)) under obligations incurred in the course of the Issuer’s business (and only as permitted or contemplated by the terms of the Transaction Documents), including payment of the Issuer’s liability (if any) to tax);

(iv)	fourth, in or towards payment of any Fixed Amounts due to the Swap Counterparty under the Swap Agreement;

(v)	fifth, in or towards payment of due but unpaid interest (including gross-up payments to the Bondholders under Condition 8 and Default Interest) under the Bonds;

(vi)	sixth, in or towards payment of the Principal Amount Outstanding under the Bonds and any Call Premium;

(vii)	seventh, in or towards payment of any amounts due to the Swap Counterparty under the Swap Agreement and which are not paid either under paragraph (iv) above or from the Swap Draw Amount (as defined below);

(viii)	eighth, to pay any amounts due to the Servicer under the Administrative Services Agreement; and

(ix)	ninth, to pay the surplus (if any) to the Issuer.
The Interest Letter of Credit shall be drawn for an amount equal to all payments outlined in paragraphs (i), (ii), (iii), (iv), (v) and (viii) of the Pre-Enforcement Priority of Payments (the “Pre-Enforcement Permitted Expenses Draw Amount”). Any such Pre-Enforcement Permitted Expenses Draw Amount shall form part of the funds of the Issuer to be applied in accordance with the Pre-Enforcement Priority of Payments.
After the Pre-Enforcement Permitted Expenses Draw Amount has been drawn, separately, the Interest Letter of Credit shall be drawn for an amount equal to the Swap Termination Payment due from the Issuer to the Swap Counterparty (if any) and gross-up payments due to the Swap Counterparty under Section 2(d) of the Swap Agreement (if any) (the “Swap Draw Amount”), and such amount shall be paid to the Swap Counterparty. Any such Swap Draw Amount shall not form part of the funds of the Issuer to be applied in accordance with the Pre-Enforcement Priority of Payments.
Notwithstanding the foregoing, Acquisition Adjustment Amounts shall remain in the Issuer Revenue Account until such time as the Bonds are redeemed, whereupon such amounts shall be applied in accordance with the Pre-Enforcement Priority of Payments or, as the case may be, the Post-Enforcement Priority of Payments.
In these Conditions, “Acquisition Adjustment Amounts” shall mean any amounts received by the Issuer following the repurchase by either HoldCo of any of the Issuer’s HoldCo Shares following a decrease in the price of the Underlying Acquisition (together with any other amounts received by the Issuer in respect of a share buyback, share repurchase, capital reduction or other equivalent event in respect of a HoldCo).
3	Security
(a)	Security
The Bonds are secured in favour of the Trustee, pursuant to the Security Documents, by:
(i)	a collateral assignment of all of the Issuer’s right, title and interest in the Put Option Agreements, the Investment Agreements, the Shareholders Agreements and the Administrative Services Agreement;

(ii)	an assignment by way of security of all of the Issuer’s right, title and interest in the Agency Agreement, the Cash Management Agreement, the Swap Documents and the Accounts Bank Agreement;

(iii)	a first ranking charge over the Issuer Accounts, and of the funds from time to time standing to the credit of such account and any other investments permitted to be made and held by or on behalf of the Issuer from time to time;

(iv)	a pledge by the Issuer of its holding of the US Shares;

(v)	a first ranking charge by the Issuer of its holding of the UK Shares;

(vi)	Letter of Credit Transfer Agreements pursuant to which the Issuer transfers its interest in Interest Letter of Credit and the Principal Letter of Credit to the Trustee;

(vii)	a pledge by the Parent of its membership interests in the Issuer;

(viii)	a floating charge by the Issuer over the whole of the undertaking and assets of the Issuer (other than any property or assets of the Issuer subject to an effective fixed security set out in paragraphs (i) to (vii) above and dividends paid out pursuant to Condition 4).
The Security may be enforced by the Trustee following the service of a Bond Enforcement Notice in accordance with Condition 13.
(b)	Application of Security
Following enforcement of the Security, the Trustee shall apply all funds (except any Return Amounts payable to the Swap Counterparty and standing to the credit of the Collateral Accounts) received by the Issuer or the Trustee in accordance with the following priority of payments (in each case only if and to the extent that payments or provisions of a higher priority have been made in full):
(i)	first, pro rata and pari passu, in or towards payment of all fees, costs, charges, expenses, liabilities and all other amounts due and payable to the Trustee under the Deed of Charge and under the Bond Trust Deed or any receiver appointed by the Trustee (including any taxes required to be paid, the costs of realising any Security and the Trustee’s remuneration) which have not been paid by the Issuer;

(ii)	second, pro rata and pari passu in or towards payment of any amounts due and payable to the Principal Paying Agent, the Paying Agents and the Calculation Agent under the Agency Agreement, to the Account Bank under the Accounts Bank Agreement and to the Cash Manager under the Cash Management Agreement;

(iii)	third, in or towards payment of any amounts due to the Swap Counterparty under the Swap Agreement;

(iv)	fourth, in or towards payment of due but unpaid interest (including gross-up payments to the Bondholders under Condition 8 and Default Interest) under the Bonds;

(v)	fifth, in or towards payment of the Principal Amount Outstanding under the Bonds and any Call Premium;

(vi)	sixth, in or towards payment of any amounts due to the Swap Counterparty under the Swap Agreement which are not paid either under paragraph (iii) above or from the Swap Draw Amount;

(vii)	seventh, to pay any amounts due to the Servicer under the Administrative Services Agreement; and

(viii)	eighth, to pay the surplus to the Issuer.
The Interest Letter of Credit shall be drawn for an amount equal to all payments outlined in paragraphs (i), (ii), (iii), (iv) and (vii) of the Post-Enforcement Priority of Payments above (the “Post-Enforcement Permitted Expenses Draw Amount”). Any such Post-Enforcement Permitted Expenses Draw Amount shall form part of the funds of the Issuer to be applied in accordance with the Post-Enforcement Priority of Payments.
After the Post-Enforcement Permitted Expenses Draw Amount is drawn, separately, from any remaining amounts available to be drawn under the Interest Letter of Credit, an amount equal to the Swap Draw Amount (if any) shall be drawn and paid to the Swap Counterparty. Any such Swap Draw Amount shall not form part of the funds of the Issuer to be applied in accordance with the Post-Enforcement Priority of Payments.

Eligible Dividends and Acquisition Adjustment Amounts shall form part of the funds of the Issuer to be applied in accordance with the Post-Enforcement Priority of Payments.
(c)	Shortfall after application of proceeds

If the net proceeds of the realisation of the Security under paragraph (a) above (the “Net Proceeds”) are not sufficient to make all payments which but for the effect of this provision would then be due in respect of the aggregate of all monies and other liabilities whether actual or contingent for the time being due or owing by the Issuer to the Secured Creditors (the “Secured Obligations”), then the obligations of the Issuer in respect of such Secured Obligations will be limited to such Net Proceeds and the other assets of the Issuer will not be available for payment of any Shortfall arising therefrom. Any such Shortfall shall be borne by the Secured Creditors according to the priorities specified in the Deed of Charge.

The Issuer will not be obliged to make any further payment in excess of the Net Proceeds and accordingly no debt shall be owed by the Issuer in respect of any Shortfall remaining after realisation of the Security under Condition 13 and application of the proceeds in accordance with the Deed of Charge. None of the Trustee, any Secured Creditor (nor any person acting on behalf of any of them) may take any further action to recover such Shortfall.

In this Condition “Shortfall” means the difference between the amount of the Net Proceeds and the amount which would but for this Condition 3(c) have been due in respect of the Secured Obligations.

(d)	Trustee not liable for Security

The Bond Trust Deed and the Deed of Charge contain provisions for the relief of the Trustee from responsibility for the validity, sufficiency and enforceability (which the Trustee has not investigated) of the Security created over the charged property. The Bond Trust Deed and the Deed of Charge also relieve the Trustee of liability for, among other things, not having made or not having caused to be made on their behalf the searches, registrations, investigations and enquiries which a prudent chargee would normally have been likely to make in entering into the Deed of Charge.
4	Covenants of and Restrictions on the Issuer
(a)	Covenants of the Issuer

Unless otherwise provided and as more fully described in the Transaction Documents, the Issuer covenants to the Trustee on behalf of the holders of the Bonds that, for so long as any Bonds remain outstanding, the Issuer will:
(i)	take (to the extent it is directed to do so by the Trustee) such steps as are reasonable to enforce all its rights:
(A)	as required by the terms of the Bond Trust Deed;

(B)	in respect of the Security; and

(C)	under the Transaction Documents;
(ii)	comply with its obligations under the Bonds, the Bond Trust Deed and each other Transaction Document to which it is a party;

(iii)	keep proper books of account in accordance with its obligations under applicable laws (such books to be maintained at the Issuer’s registered office) and allow the Trustee and any person appointed by the Trustee access to the books of account of the Issuer at all reasonable times during normal business hours and shall send to any such person on request or, if so stipulated, at specified intervals, copies thereof and other supporting documents relating thereto as such person may specify;
(iv)	at all times maintain its tax residence in the United States of America and will not establish a branch, agency, permanent establishment or place of business or register as a company outside the United States of America;

(v)	ensure that it is not treated as being resident or having a permanent establishment in the United Kingdom for United Kingdom tax purposes and will not establish a place of business in the United Kingdom or appoint an agent who will have and habitually exercise in the United Kingdom an authority to do business on behalf of the Issuer;

(vi)	pay its debts generally as they fall due;

(vii)	do all such things as are necessary to maintain its corporate existence;

(viii)	to the extent the Issuer is able to, supply such information to the rating agencies as they may reasonably request in connection with the rating of the Bonds;

(ix)	at all times use all reasonable efforts to minimise taxes and any other costs arising in connection with its activities;

(x)	have at least one independent director from Lord Securities Corporation (or such other replacement independent director whose appointment will not negatively impact the rating of the Bonds), who is not a director, employee or shareholder of any member of the Shaw Group;

(xi)	notify the Trustee and the Bondholders promptly (and in any event within five days) upon completion of the Underlying Acquisition;

(xii)	notify the Trustee and the Bondholders promptly upon becoming aware that a Toshiba Event has occurred (or upon exercise of a Put Right or a Call Option);

(xiii)	where it is exercising the Put Right (which it shall only do in accordance with these Conditions) under one of the Put Option Agreements, exercise the Put Right under the other Put Option Agreement at the same time;

(xiv)	exercise the Put Rights on the date (the “Automatic Put Option Date”) that is 160 days prior to the Maturity Date by sending a Put Exercise Notice to Toshiba in accordance with each Put Option Agreement;

(xv)	exercise the Put Rights within one Business Day after the commencement of the Exercise Period if, as of 31 March 2010, the Interest Letter of Credit has not been increased to such amount (or a new Interest Letter of Credit has not been issued in such amount) as the Cash Manager estimates will be required to meet all payments for which the Interest Letter of Credit may be drawn (in accordance with the terms of these Conditions and the Bond Trust Deed) in the period from the end of the Initial Period to the Maturity Date;

(xvi)	if at any time during the Exercise Period Toshiba’s senior-unsecured long-term credit rating is rated Ba3 or lower by Moody’s, exercise the Put Rights within five Business Days of the later of (a) the occurrence of such rating downgrade, as the case may be, and (b) the commencement of the Exercise Period;

(xvii)	(a) notify the Trustee as soon as reasonably practicable, and in any event within five Business Days, following receipt of a request by any shareholder for a valuation of either HoldCo in accordance with section 7.06 of the applicable Shareholders Agreement and (b) exercise the Put Rights within 5 Business Days after the receipt by the Issuer of a Call Option Exercise Notice (which has not been withdrawn within the relevant time period permitted under the applicable Shareholders Agreement) with respect to which the specified Call Price of the HoldCo Shares is less than or equal to the Principal Amount Outstanding under the Bonds (provided that, for the avoidance of doubt, if the Issuer receives multiple Call Option Exercise Notices, the aggregate Call Price for all HoldCo Shares subject to such Call Option Exercise Notices shall be used for the purposes of the foregoing calculation);
(xviii)	after the end of the Initial Period, exercise the Put Rights within 5 Business Days of receipt of notification from the Cash Manager that there is a shortfall, which has not been remedied by the Issuer within the period permitted in the Cash Management Agreement, between the amounts anticipated to be required to be drawn under the Interest Letter of Credit on or prior to the next two Interest Payment Dates and the amounts available under the Interest Letter of Credit, as calculated in accordance with the terms of the Cash Management Agreement;

(xix)	in the event of a liquidation of a HoldCo in which no securities or other assets are distributed, exercise the Put Rights immediately upon commencement of the Exercise Period;

(xx)	if directed by the Trustee (who must be directed by an Extraordinary Resolution or Written Resolution of the Bondholders), exercise the Put Rights during the Exercise Period if a Toshiba Event (other than receipt of a Call Option Exercise Notice for which the specified Call Price of the HoldCo Shares is greater than the Principal Amount Outstanding under the Bonds (provided that, for the avoidance of doubt, if the Issuer receives multiple Call Option Exercise Notices, the aggregate Call Price for all HoldCo Shares subject to such Call Option Exercise Notices shall be used for the purposes of the foregoing calculation)) has occurred, within five Business Days of being directed to do so by the Trustee;

(xxi)	exercise the Put Rights during the Exercise Period if Toshiba or any of the other parties to the Shareholders Agreements takes any action which has a Material Adverse Effect (as defined below);

(xxii)	draw on the available Letters of Credit in sufficient time to enable the Issuer to use the proceeds of the Letters of Credit to pay (A) the Principal Amount Outstanding, (B) any accrued interest, (C) any amounts due to the Swap Counterparty under the Swap Agreement (including any Swap Termination Payments and gross-up payments to the Swap Counterparty), (D) ongoing fees and expenses incurred by the Issuer, (E) amounts due to the Servicer under the Administrative Services Agreement, (F) Default Interest, (G) payments due to the Bondholders under Condition 8 and (H) the Call Premium (if any) in accordance with the Pre-Enforcement Priority of Payments and the Post-Enforcement Priority of Payments (as the case may be);

(xxiii)	if, in any of the situations described in paragraphs (xiv) to (xxi) above, it decides to either (i) exercise the Put Rights in part only or (ii) not to exercise the Put Right at all, on or prior to (x) the date on which it exercises the Put Rights in part or (y) the date on which it would otherwise have been obliged to exercise the Put Rights, it shall be obliged to procure that a Put Substitution Letter of Credit Bank issues a direct pay irrevocable letter of credit to the Trustee, in form and substance satisfactory to the Trustee, for an amount equal to the aggregate of the Principal Amount Outstanding under the Bonds and the Call Premium (if applicable) less amounts available to be drawn under the Principal Letter of Credit (and, in the case of a partial exercise only, the aggregate Put Price for the HoldCo Shares subject to such partial exercise).

(b)	Restrictions on the Issuer

As more fully described in the Bond Trust Deed, for so long as any of the Bonds remain outstanding, save as contemplated in the Transaction Documents, the Issuer covenants to the holders of such Bonds that (to the extent applicable) it will not, without the prior written consent of the Trustee:
(i)	except as permitted by the Trust Deed, sell, factor, discount, transfer, assign, lend or otherwise dispose of, nor create or permit to be outstanding any mortgage, pledge, lien, charge, encumbrance or other security interest over, any of its property or assets (including the HoldCo Shares) or any part thereof or interest therein;

(ii)	agree to any share buyback, share repurchase, capital reduction or other equivalent event in respect of a HoldCo, at a price per HoldCo Share less than the Put Price per HoldCo Share under the terms of the Put Option Agreements where the Put Rights have been exercised as a result of a Toshiba Event (as such price (being, as at the date hereof, JPY119,425,926 (equivalent) per HoldCo Share) may be adjusted from time to time under the terms of the Put Option Agreements to take account of any stock dividend, split, reverse split, combination or recapitalisation of the HoldCo Shares);

(iii)	engage in any business other than:
(A)	acquiring and holding any property, assets or rights that are capable of being effectively charged in favour of the Trustee under the Security Documents;

(B)	issuing and performing its obligations under the Bonds;

(C)	entering into, exercising its rights and performing its obligations, under or enforcing its rights under the Bond Trust Deed and each other Transaction Document to which it is a party, as applicable; or

(D)	performing any act incidental to or necessary in connection with any of the above;
(iv)	to the extent it has a Material Adverse Effect, permit the validity or effectiveness of any of the Transaction Documents, or the priority of the security interests created thereby, to be amended, terminated, postponed or discharged, or consent to any variation of, or exercise any powers of consent or waiver pursuant to the terms of, or amend any term or condition of the Bonds (save in accordance with these Conditions and the Bond Trust Deed) or any of the Transaction Documents or permit any party to any of the Transaction Documents or the Security or any other person whose obligations form part of the Security to be released from such obligations or dispose of all or any part of the Security;

“Material Adverse Effect” means any effect which has or is reasonably likely to have a material adverse effect on (a) the ability of the Issuer or Toshiba to perform and comply with any of its obligations under the Transaction Documents to which it is a party, (b) the validity, legality or enforceability of any Transaction Document; and/or (c) the interests of the Secured Creditors or the Issuer under or in connection with the Put Option Agreements (or, prior to completion of the Underlying Acquisition, the Investment Agreements);

(v)	agree to any amendment to any provision of, or grant any waiver or consent or exercise any voting right under the Bond Trust Deed or any other Transaction Document to which it is a party in a manner which has a Material Adverse Effect or agree with Toshiba to extend the date by which the Underlying Acquisition must be completed to a date later than 27 October 2006;

(vi)	incur any indebtedness for borrowed money other than in respect of the Bonds or the Swap Agreement or give any guarantee or indemnity in respect of any indebtedness or of any obligation of any person;

(vii)	amend its constitutive documents;

(viii)	have any subsidiaries (other than the HoldCos and their subsidiaries) or establish any offices, branches or other “establishments” (as that term is used in article 2(h) of Council Regulation (EC) No. 1346/2000 on Insolvency Proceedings) anywhere in the world except in the United States of America;

(ix)	have any employees;

(x)	enter into any reconstruction, amalgamation, merger or consolidation;

(xi)	except as permitted by the Trust Deed, convey or transfer all or a substantial part of its properties or assets (in one or a series of transactions) to any person;

(xii)	issue any membership interests (other than such membership interests as are in issue as at the Closing Date) nor redeem or purchase any of its issued membership interests capital, nor declare or pay any dividends or distributions, save any dividends or similar amounts received from the HoldCos in respect of the HoldCo Shares (“Eligible Dividends”) and paid by the Issuer prior to the occurrence of an Event of Default;

(xiii)	enter into any material agreement or contract with any person (except as permitted by the Trust Deed);

(xiv)	terminate the Swap Documents prior to (a) the redemption of the Bonds in full or (b) procuring for the replacement of the Swap Agreement with a swap agreement on substantially the same terms (including as to pricing) and in form and substance satisfactory to the Trustee;

(xv)	release from or terminate the appointment of the Trustee under the Bond Trust Deed, the Accounts Bank under the Account Bank Agreement, the Servicer under the Administrative Services Agreement, the Principal Paying Agent, a Paying Agent or the Calculation Agent under the Agency Agreement or the Cash Manager under the Cash Management Agreement;

(xvi)	enter into any lease in respect of, or own, premises;

(xvii)	have an interest in any bank account other than the Issuer Accounts, unless such account or interest therein is charged to the Trustee on terms acceptable to it;

(xviii)	subscribe for new shares in the HoldCos, exercise any rights of first offer (in accordance with section 7.04 of the Shareholders Agreements), exercise any call rights in respect of the HoldCo Shares of another shareholder in either Holdco (in accordance with section 7.06 of either Shareholders Agreement) or exercise any tag-along rights (in accordance with section 7.04 of either Shareholders Agreement);

(xix)	agree to the terms of any sale and purchase agreement with another shareholder of a HoldCo which has served a Call Option Exercise Notice unless the provisions of Condition 4(a)(xvi) requiring exercise of the Put Rights do not apply;

(xx)	serve a Put Exercise Notice other than as required in accordance with paragraphs (xiv) to (xxi) of Condition 4(a);

(xxi)	apply the proceeds from the Interest Letter of Credit towards any payments other than those set out in Condition 2 paragraphs (c) (i), (ii), (iii), (iv), (v) and (viii) and Condition 3 paragraphs (i), (ii), (iii), (iv) and (vii) or in payment of the Swap Draw Amount; or

(xxii)	make any election to choose or change its US federal income tax classification or take any other action to cause it to be a corporation for US federal income tax purposes.
(c)	Separateness Covenants

The Issuer shall maintain its separate existence and, specifically, shall conduct its affairs in accordance with the following:
(i)	The Issuer shall: (1) maintain and prepare separate financial reports (if any) and financial statements (if any) in accordance with US GAAP, showing its assets and liabilities separate and apart from those of any other person, and will not have its assets listed on the financial statement of any other person (provided, however, that the Issuer’s assets may be included in a consolidated financial statement of the Parent if inclusion on such consolidated financial statement is required to comply with the requirements of US GAAP, but only if (x) such consolidated financial statement shall be appropriately footnoted to the effect that the Issuer’s assets are owned by the Issuer, are not available to satisfy the debts and other obligations of the Parent, affiliate or any other person or entity, and that they are being included on the consolidated financial statement of the Parent to comply with the requirements of US GAAP, and (y) such assets shall be listed on the Issuer’s own separate balance sheet); (2) maintain its books, records and bank accounts separately from those of its affiliates and any other person; (3) not permit any affiliate or any other person independent access to its bank accounts, except as specifically provided in the Transaction Documents; and (4) file its own tax returns separate from those of any other person or entity, except to the extent that the Issuer is treated as a “disregarded entity” for tax purposes or is not otherwise required to file tax returns under applicable law.

(ii)	The Issuer shall not commingle or pool any of its funds or assets with those of any affiliate or any other person, and it shall hold all of its assets in its own name.

(iii)	The Issuer shall conduct its own business in its own name and shall not operate, or purport to operate, collectively as a single business entity with respect to any person.

(iv)	The Issuer shall, insofar as is consistent with commercial and business circumstances affecting its business and financial condition, remain solvent and pay its own debts, liabilities and expenses (including overhead expenses, if any) only out of its own assets as the same shall become due; provided that this covenant shall not constitute a guaranty or “keep well” obligation of the Parent, affiliate, any administrator of or with respect to the Issuer or any other person in respect of the Issuer or its debt, liabilities or expenses, or any financial or balance sheet condition or ratio of or relating to the Issuer.

(v)	The Issuer has done, or causes to be done, and shall do, or cause to be done, all things necessary to observe all Delaware limited liability company formalities and other organisational formalities, and preserve its existence, and it shall not, nor shall it permit any affiliate or any other person to, amend, modify or otherwise change the limited liability agreement in a manner which would adversely affect the existence of the Issuer as a special purpose entity.

(vi)	The Issuer does not, and shall not, (i) guarantee, become obligated for, or hold itself or its credit out to be responsible for or available to satisfy, the debts or obligations of any other person or

(ii) control the decisions or actions respecting the daily business or affairs of any other person except as permitted by or pursuant to the Transaction Documents.
(vii)	The Issuer shall, to the extent it utilizes stationery, invoices and checks, maintain and utilize separate stationery, invoices and checks bearing its own name.

(viii)	The Issuer shall, at all times, hold itself out to the public as a legal entity separate and distinct from any other person and shall correct any known misunderstanding regarding its separate identity.

(ix)	The Issuer shall not identify itself as a division of any other person.

(x)	The Issuer shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person.

(xi)	The Issuer shall not use its separate existence to abuse creditors or to perpetrate a fraud, injury or injustice on creditors in violation of applicable law.

(xii)	The Issuer shall not, in connection with the Transaction Documents, act with an intent to hinder, delay or defraud any of its creditors in violation of applicable law.

(xiii)	The Issuer shall maintain an arm’s length relationship with its affiliates and the Parent.

(xiv)	The Issuer shall not grant a security interest or otherwise pledge its assets for the benefit of any other person, except as permitted by or pursuant to the Bond Documents.

(xv)	The Issuer shall not acquire any securities or debt instruments of the Parent or its affiliates other than the Issuer’s subsidiaries.

(xvi)	The Issuer shall not make loans or advances to any person, except as permitted by or pursuant to the Bond Documents.

(xvii)	The Issuer shall make no transfer of its assets except as permitted by or pursuant to the Transaction Documents.
5	Interest
(a)	General
Each Bond will bear interest on its Principal Amount Outstanding from and including the Closing Date (or such later date as may be agreed between the Issuer and the Manager) at the Coupon (as defined below), payable semi-annually in arrear on 15 March and 15 September in each year (each, an “Interest Payment Date”). The first Interest Payment Date will be on 15 March 2007. If any Interest Payment Date for the Floating Rate Bonds would otherwise fall on a day which is not a Business Day (as defined below), it shall be postponed to the next day which is a Business Day provided that, if such postponement would result in the Interest Payment Date falling in the next calendar month, such date shall be brought forward to the immediately preceding Business Day. The period beginning on the Issue Date and ending on the first Interest Payment Date and each successive period beginning on an Interest Payment Date and ending on the next succeeding Interest Payment Date is called an “Interest Period”. Each Bond will cease to bear interest from its due date for redemption unless, upon due presentation, payment of principal is improperly withheld or refused in which case it shall continue to bear interest at the rate set out in paragraph (h) below.
(b)	Rate of Interest on the Fixed Rate Bonds

The Fixed Rate Bonds will bear interest at a fixed rate of 2.20 per cent, per annum, calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.
(c)	Rate of Interest on the Floating Rate Bonds
Subject as provided below, the rate of interest from time to time in respect of the Floating Rate Bonds (the “Rate of Interest”) shall be the aggregate of (i) LIBOR for the relevant Interest Period, as determined on the relevant LIBOR Determination Date by the Calculation Agent and (ii) the Margin.
LIBOR from time to time in respect of the Floating Rate Bonds will be determined by the Calculation Agent on the following basis:
On the second Business Day before the beginning of each Interest Period (each a “LIBOR Determination Date” and “Interest Determination Date”) the Calculation Agent will determine the offered rate for six-month (except for the first Interest Period which shall be interpolated between five-month and six-month) JPY deposits as at 11.00 a.m. (London time) on the LIBOR Determination Date in question (“LIBOR”). Subject to the provisions of this sub-paragraph below, LIBOR for the relevant Interest Period means a rate equal to the Floating Rate that would be determined by the Calculation Agent under a Swap Transaction under the terms of an agreement incorporating the ISDA Definitions and under which the Floating Rate Option is “JPY-LIBOR-BBA”, the Designated Maturity is six months (except for the initial Interest Period which shall be interpolated between five months and six months) and the relevant Reset Date is the first date of that Interest Period.
For the purposes of this paragraph, “Floating Rate”, “Floating Rate Option”, “Designated Maturity”, “Reset Date” and “Swap Transaction” have the meanings given to those terms in the ISDA Definitions.
(d)	Determination of Rate of Interest and calculation of Coupon Amount
(i)	The Calculation Agent will, as soon as practicable after 11.00 a.m. (London time) on each LIBOR Determination Date, determine the LIBOR for the applicable Interest Period.

(ii)	The Calculation Agent will, as soon as practicable after 11.00 a.m. (London time) on each Interest Determination Date, determine the Rate of Interest and calculate the amount of interest payable for each JPY10.000,000 in principal amount of Floating Rate Bonds (the “Coupon Amount”) for the relevant Interest Period. The Coupon Amount shall be calculated by applying the Rate of Interest to each JPY10,000,000 in principal amount of Floating Rate Bonds, multiplying such product by the actual number of days in the relevant Interest Period divided by 360 and rounding the resulting figure to the nearest JPY (half a JPY being rounded upwards). The determination of the Rate of Interest and the Coupon Amount by the Calculation Agent shall (in the absence of manifest error) be final and binding upon all parties.
(e)	Publication of Rate of Interest and Coupon Amount
The Calculation Agent will cause LIBOR, the Rate of Interest and the Coupon Amount for each Interest Period and the relevant Interest Payment Date to be notified to the Trustee, each of the Paying Agents and Bondholders as soon as possible after their determination but in no event later than the third business day thereafter. The Coupon Amount and Interest Payment Date so published may subsequently be amended (or appropriate alternative arrangements made with the consent of the Trustee by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. If the Floating Rate Bonds become due and payable under Condition 6, the accrued interest and the Rate of Interest payable in respect of the Floating Rate Bonds shall nevertheless continue to be calculated as previously by the Calculation Agent in accordance with this Condition but no publication of amounts so calculated need be made unless the Trustee otherwise requires.
(f)	Determination or calculation by Trustee
If the Calculation Agent does not at any time for any reason so determine the LIBOR, the Rate of Interest or the Coupon Amount for an Interest Period, the Trustee shall do so and such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Trustee shall apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such manner as it shall deem fair and reasonable in all the circumstances.
(g)	Calculation Agent
The Issuer will procure that, so long as any Floating Rate Bond is outstanding, there shall at all times be a Calculation Agent for the purposes of the Floating Rate Bonds. If the Calculation Agent is unable or unwilling to continue to act as Calculation Agent, or if the Calculation Agent fails duly to establish the Rate of Interest for any Interest Period or to calculate the Coupon Amount, the Issuer shall (with the prior approval of the Trustee) appoint some other leading bank engaged in the London interbank market (acting through its principal London office) to act as such in its place. The Calculation Agent may not resign its duties without a successor having been so appointed.
(h)	Default Interest
If the Issuer fails to pay any amount payable by it under the Transaction Documents on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate per annum which is the sum of two per cent, and the Coupon, pro rata over the relevant period (the “Default Interest”).
(i)	Definitions
“ISDA Definitions” means the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., unless otherwise specified hereon.
“Margin” means 0.70 per cent, per annum.
“Coupon” means 2.20 per cent, per annum in relation to the Fixed Rate Bonds and the Rate of Interest determined in accordance with (c) and (d) above, in relation to the Floating Rate Bonds.
“Principal Amount Outstanding” means, on any day,
(a)	in relation to any Bond, the principal amount of that Bond upon issue;

(b)	in relation to all Fixed Rate Bonds outstanding at any time, the aggregate of the amount in (a) in respect of all Fixed Rate Bonds;

(c)	in relation to all Floating Rate Bonds outstanding at any time, the aggregate of the amount in (a) in respect of all Floating Rate Bonds; and

(d)	in relation to all Bonds outstanding at any time, the aggregate of the amount in (a) in respect of all Bonds outstanding.
“Business Day” means a day (other than Saturday and Sunday) on which commercial banks in London and Tokyo are open for business.

6	Redemption and Purchase
(a)	Final redemption

Unless previously redeemed, or purchased and cancelled, the Bonds will be redeemed at their Principal Amount Outstanding together with accrued interest on the Interest Payment Date falling on or about 15 March 2013 (the “Maturity Date”). The Bonds may not be redeemed at the option of the Issuer in whole or in part other than in accordance with this Condition, but without prejudice to Condition 9.

(b)	Redemption for taxation reasons

The Bonds may be redeemed on an Interest Payment Date at the option of the Issuer in whole, but not in part, at any time, on giving not less than 30 nor more than 60 days’ notice to the Bondholders (which notice shall be irrevocable), at their Principal Amount Outstanding, (together with interest accrued to the date fixed for redemption), if (i) the Issuer satisfies the Trustee immediately prior to the giving of such notice that it has or will become required to pay additional amounts as provided or referred to in Condition 8 as a result of any change in, or amendment to, the laws or regulations of Delaware, the United States of America or of any other jurisdiction or any political subdivision or any authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after 10 October 2006, (ii) such obligation cannot be avoided by the Issuer taking reasonable measures available to it, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such amounts were a payment in respect of the Bonds then due, and (iii) the Issuer has, prior to giving the notice referred to below, delivered a certificate addressed to the Trustee certifying to the satisfaction of the Trustee that it will have the necessary funds on such date to redeem all the Bonds each in an amount equal to their Principal Amount Outstanding. Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee a certificate signed by an officer of the Issuer stating that the obligation referred to in (i) above cannot be avoided by the Issuer taking reasonable measures available to it and confirming the condition precedent set out in (ii) above, and the Trustee shall be entitled to accept such certificate as sufficient evidence of the satisfaction of the condition precedents set out in (i) and (ii) above, in which event it shall be conclusive and binding on the Bondholders save that the Trustee shall also be entitled to request legal opinions in form and substance satisfactory to it to confirm any of matters referred to in this Condition.

(c)	Unwind

The Issuer shall, if the Underlying Acquisition is not completed on or before 27 October 2006, redeem the Bonds at their Principal Amount Outstanding together with accrued interest, on the date falling five Business Days after receipt by the Issuer of the Unwind Payment from Toshiba.

(d)	Mandatory Redemption

The Issuer shall, upon giving notice of at least 30 days (or such shorter period as exists until the Early Redemption Date) to Bondholders, redeem the Bonds at their Principal Amount Outstanding together with accrued interest plus the Call Premium (if any) on the Early Redemption Date.

“Early Redemption Date” means the date which is:
(i)	the next Interest Payment Date following the receipt of (x) the Put Price (and, as the case may be, the proceeds of a draw under a Put Substitution Letter of Credit in respect of a partial exercise of the Put Right), or the Call Price (as applicable) or (y) the date of issue of the Put

Substitution Letter of Credit (where the amount thereof is equal to the Principal Amount Outstanding under the Bonds);
(ii)	or otherwise, two Business Days following receipt of the Put Price, if the Put Right has been exercised (x) as a result of Toshiba’s senior-unsecured long-term credit being rated Ba3 or lower by Moody’s, (y) prior to 31 March 2010 (except where the Call Option has been exercised and no other Toshiba Event has occurred) or (z) as a result of direction by an Extraordinary Resolution.
“Call Premium” means, if the Bonds are redeemed prior to 31 March 2010 pursuant to the exercise of the Call Option (or where the Put Right is exercised subsequent to the delivery of a Call Option Exercise Notice), 2.0 per cent of the Principal Amount Outstanding under the Bonds.
(e)	Purchase

The Issuer may at any time purchase Bonds in the open market or otherwise at any price (provided that they are purchased together with all unmatured Coupons relating to them). Any purchase by tender shall be made available to all Bondholders alike. The Bonds so purchased, while held by or on behalf of the Issuer, shall not entitle the holder to vote at any meetings of the Bondholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Bondholders or for the purposes of Condition12(a).

(f)	Cancellation

All Bonds so redeemed or purchased and any unmatured Coupons attached to or surrendered with them will be cancelled and may not be re-issued or resold.
7	Payments
(a)	Method of Payment

Payments of principal and interest will be made against presentation and surrender (or, in the case of a partial payment, endorsement) of Bonds or the appropriate Coupons (as the case may be) at the specified office of any Paying Agent by JPY cheque drawn on, or by transfer to a JPY account maintained by, the payee with a bank in Japan. Payments of interest due in respect of any Bond other than on presentation and surrender of matured Coupons shall be made only against presentation and either surrender or endorsement (as appropriate) of the relevant Bond.

(b)	Payments subject to laws

All payments are subject in all cases to any applicable fiscal or other laws and regulations in the place of payment, but without prejudice to the provisions of Condition 8. No commissions or expenses shall be charged to the Bondholders in respect of such payments.

(c)	Surrender of unmatured Coupons

Each Bond should be presented for redemption together with all unmatured Coupons relating to it, failing which the amount of any such missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the amount of such missing unmatured Coupon which the sum of principal so paid bears to the total principal amount due) will be deducted from the sum due for payment (or, in the case of Coupons relating to Floating Rate Bonds, shall become void and no payment shall be made in respect of them). Each amount of principal so deducted will be paid in the manner mentioned above against surrender of the relevant missing Coupon not later than 10 years after the Relevant Date (as defined in Condition 10) for the relevant payment of principal.

(d)	Payments on business days

A Bond or Coupon may only be presented for payment on a day which is a business day in the place of presentation. No further interest or other payment will be made as a consequence of the day on which the relevant Bond or Coupon may be presented for payment under this paragraph falling after the due date. In this Condition “business day” means a day on which commercial banks and foreign exchange markets are open in the relevant city and in Tokyo.

(e)	Paying Agents

The initial Paying Agents and their initial specified offices are listed below. The Issuer reserves the right at any time with the approval of the Trustee to vary or terminate the appointment of any Paying Agent and appoint additional or other Paying Agents. Notice of any change in the Paying Agents or their specified offices will promptly be given to the Bondholders.
8	Taxation

All payments in respect of the Bonds shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United States of America, or any other jurisdiction, or any political subdivision or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law. In that event the Issuer shall pay such additional amounts as will result in receipt by the Bondholders of such amounts as would have been received by them had no such withholding or deduction been required, except that no such additional amounts shall be payable in respect of any Bond presented for payment:
(a)	Other connection

By or on behalf of a holder who is liable to such taxes, duties, assessments or governmental charges in respect of such Bond by reason of his having some connection with the United States of America other than the mere holding of the Bond; or

(b)	Presentation more than 30 days after the Relevant Date

More than 30 days after the Relevant Date except to the extent that the holder of it would have been entitled to such additional amounts on presenting such Bond for payment on the last day of such period of 30 days.
9	Events of Default

If any of the following events (each an “Event of Default”) occurs the Trustee at its discretion may, and if so directed by an Extraordinary Resolution shall, subject, in each case to being indemnified and/or secured to its satisfaction, give notice to the Issuer (a “Bond Enforcement Notice”) that the Bonds are, and they shall immediately become, due and payable at their principal amount together with accrued interest:
(a)	Non-Payment

The Issuer fails to pay any sum due in respect of any of the Bonds within three days of the relevant due date; or

(b)	Breach of Other Obligations

The Issuer does not perform or comply with any one or more of its other obligations in the Bonds, the Bond Trust Deed or any other Transaction Document which default is incapable of remedy or, if in the opinion of the Trustee capable of remedy, is not in the opinion of the Trustee remedied within 30 days after notice of such default shall have been given to the Issuer by the Trustee. A failure by the Issuer to comply with paragraphs (nn) to (vv) of Clause 14.1 of the Bond Trust Deed shall, in any event, be deemed to be incapable of remedy;
(c)	Illegality

It is or will become unlawful for the Issuer to perform or comply with any of its obligations under or in respect of the Bonds, the Bond Trust Deed or any of the other Transaction Documents.

(d)	the occurrence of a Bankruptcy Event with respect to the Issuer;

“Bankruptcy Event” means, with respect to any person, that such person;
(i)	is dissolved (other than pursuant to a consolidation, amalgamation or merger);

(ii)	becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

(iii)	makes a general assignment, arrangement or composition with or for the benefit of its creditors;

(iv)	(A) institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it, a proceeding seeking a judgement of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisors or similar official, or (B) has instituted against it a proceeding seeking a judgement of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and such proceeding or petition is presented for its winding-up or liquidation;

(v)	has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

(vi)	seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all of substantially all its assets;

(vii)	has a secured party take possession of any of its assets it has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; or

(viii)	causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (i) to (vii) above (inclusive);
(e)	Toshiba fails to pay the Unwind Payment when due and payable by Toshiba under the Investment Agreements; and

(f)	Toshiba fails to pay the Put Price when due and payable by Toshiba under the Put Option Agreements.
10	Prescription

Claims in respect of principal and interest will become void unless presentation for payment is made as required by Condition 6 within a period of 10 years in the case of principal and five years in the case of interest from the appropriate Relevant Date.

“Relevant Date” means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received by the Principal Paying Agent or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Bondholders. Any reference in these Conditions to principal and/or interest shall be deemed to include any additional amounts which may be payable under this Condition or any undertaking given in addition to or substitution for it under the Bond Trust Deed.
11	Replacement of Bonds and Coupons

If any Bond or Coupon is lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of a Paying Agent subject to all applicable laws and relevant authority requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may require (provided that the requirement is reasonable in the light of prevailing market practice). Mutilated or defaced Bonds or Coupons must be surrendered before replacements will be issued.

12	Meetings of Bondholders, Modification, Waiver and Substitution
(a)	Meetings of Bondholders

The Bond Trust Deed contains provisions for convening meetings of Bondholders to consider matters affecting their interests, including the sanctioning by Extraordinary Resolution (as defined in the Bond Trust Deed) of a modification of any of these Conditions or any provisions of the Bond Trust Deed or the provisions of any of the other Transaction Documents. Such a meeting may be convened by Bondholders holding not less than 10 per cent, in principal amount of the Bonds for the time being outstanding. The quorum for any meeting convened to consider an Extraordinary Resolution will be one or more persons holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned meeting one or more persons being or representing Bondholders whatever the principal amount of the Bonds held or represented, unless the business of such meeting includes consideration of proposals, inter alia, (i) to modify the maturity of the Bonds or vary the method or basis of calculating the Rate of Interest on the Floating Rate Bonds, or the dates on which interest is payable in respect of the Bonds, (ii) to reduce or cancel the principal amount of, any premium payable on early redemption of, or interest on, the Bonds, (iii) to change the currency of payment of the Bonds or the Coupons, (iv) to modify the provisions concerning the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution, (v) to alter the order or payment provided for in the Priority of Payments, (vi) to alter, modify or release any Security, (vii) to alter or modify or release Toshiba from its obligations under the Put Option Agreements or (viii) exercise of the Put Rights as outlined in Condition 4(a)(xx), in which case the necessary quorum will be one or more persons holding or representing not less than 75 per cent, or at any adjourned meeting not less than 25 per cent, in principal amount of the Bonds for the time being outstanding. Any Extraordinary Resolution duly passed shall be binding on Bondholders (whether or not they were present at the meeting at which such resolution was passed) and on all Couponholders. A Written Resolution of the Bondholders holding at least 75 per cent, in aggregate of the Principal Amount Outstanding under the Bonds, shall be deemed to have the same effect as an Extraordinary Resolution.

Bonds held, legally or beneficially, by or on behalf of Toshiba or any of its affiliates (or in respect of which the relevant Bondholder or any other person has made a declaration of trust in respect of, entered into a sub-participation arrangement with or entered into any other arrangement having substantially the same economic effect (or granting voting control over the relevant Bonds to) Toshiba or any of its affiliates) shall not entitle the holder to vote at any meetings of the Bondholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Bondholders or for the purposes of this paragraph (a).
For the purposes of this paragraph (a) “affiliate” shall means with respect to any person, any other person directly or indirectly Controlling, Controlled by, or under common Control with, such person and “Control” (including the terms “Controlling,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of a majority of the voting securities, by contract or otherwise.
(b)	Modification and Waiver

The Trustee may agree, without the consent of the Bondholders or Couponholders, to (i) any modification of any of the provisions of the Bond Trust Deed or the provisions of any of the other Transaction Documents which (in its opinion) is of a formal, minor or technical nature or is made to correct a manifest error, and (ii) any other modification (except as mentioned in the Bond Trust Deed), and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Bond Trust Deed or the provisions of any of the other Transaction Documents which is, in the opinion of the Trustee, not materially prejudicial to the interests of the Bondholders. Any such modification, authorisation or waiver shall be binding on the Bondholders and the Couponholders and, if the Trustee so requires, such modification shall be notified to the Bondholders as soon as practicable.

(c)	Substitution

The Bond Trust Deed contains provisions permitting the Trustee to agree, subject to such amendment of the Bond Trust Deed and such other conditions as the Trustee may require, without the consent of the Bondholders or the Couponholders, to the substitution of any other company in place of the Issuer, or of any previous substituted company, as principal debtor under the Bond Trust Deed and the Bonds and chargor and pledger under the Security Documents and party to the other Transaction Documents, provided that such substitution shall not at the time of substitution result in a downgrading of any rating assigned to the Bonds. In the case of such a substitution the Trustee may agree, without the consent of the Bondholders or the Couponholders, to a change of the law governing the Bonds, the Coupons, the Bond Trust Deed and/or any other Transaction Documents, provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the Bondholders and shall not at the time of such change result in a downgrading of any rating assigned to the Bonds. Under the Bond Trust Deed, the Trustee may agree or require the Issuer to use all reasonable endeavours to procure the substitution as principal debtor under the Bond Trust Deed and the Bonds and chargor and pledger under the Security Documents and party to the other Transaction Documents of a company incorporated in some other jurisdiction in the event of the Issuer becoming subject to any form of tax on its income or payments in respect of the Bonds, and provided that such substitution shall not at the time of substitution result in a downgrading of any rating assigned to the Bonds.

(d)	Entitlement of the Trustee

In connection with the exercise of its functions (including but not limited to those referred to in this Condition) the Trustee shall have regard to the interests of the Bondholders as a class and shall not have regard to the consequences of such exercise for individual Bondholders or Couponholders and the Trustee shall not be entitled to require, nor shall any Bondholder or Couponholder be entitled to claim, from the Issuer any indemnification or payment in respect of any tax consequence of any such exercise upon individual Bondholders or Couponholders.
13	Enforcement

The Trustee may, at any time, at its discretion and without notice, may take such proceedings against the Issuer or any other party to any of the Transaction Documents as it may think fit to enforce the provisions of the Bonds, the Bond Trust Deed (including these Conditions), the Deed of Charge and any of the other Transaction Documents to which it is a party and may, at any time after the Security has become enforceable, without notice, sell, call in, collect and convert into money the Security or any part thereof in such manner as the Trustee may think fit, but shall not be bound to take any such proceedings or steps unless:
(i)	it shall have been so directed by an Extraordinary Resolution of the Bondholders; and

(ii)	in all cases, it shall have been indemnified and/or secured to its satisfaction.
Only the Trustee may pursue the remedies available under the Bond Trust Deed to enforce the rights of the Bondholders and the other Secured Creditors and none of the Bondholders, Couponholders or the other Secured Creditors are entitled to proceed against the Issuer unless the Trustee, having become bound to proceed in accordance with the terms of the Bond Trust Deed, fails or neglects to do so.
The Trustee, the Bondholders, the Couponholders, and, the other Secured Creditors shall have recourse only to the Security in respect of the Bonds and the Trustee, having enforced and realised the same if the net proceeds of the Security after it has been enforced and applied in accordance with the order of priorities set out in Condition 3, are not sufficient, after payment of all other claims ranking in priority to the Bonds, to cover all payments due in respect of the Bonds, none of the Trustee, the Bondholders, the Couponholders or the other Secured Creditors or anyone acting on behalf of any of them shall be entitled to take any further steps against the Issuer to recover any further sum and no debt shall be owed by the Issuer in respect of such sum.
None of the Trustee, any Bondholder, any Couponholder and the other Secured Creditors, nor any other party to any Security Document shall be entitled to institute, or join with any other person in bringing, instituting or joining, insolvency proceedings (whether court based or otherwise) in relation to the Issuer and none of them shall have any claim in respect of any sum arising in respect of any assets secured for the benefit of any other obligations of the Issuer.
Amounts available for distribution after enforcement of the Security shall be distributed in accordance with the terms of the Deed of Charge.
14	Indemnification of the Trustee
The Bond Trust Deed and the Deed of Charge contain provisions governing the responsibility (and relief from responsibility) of the Trustee and for its indemnification in certain circumstances, including provisions relieving it from taking enforcement proceedings unless indemnified and/or secured to its satisfaction and for its relief from responsibility for the validity, sufficiency and enforceability (which the Trustee has not investigated) of the Security created over the charged property. The Bond Trust Deed and the Deed of Charge also relieve the Trustee of liability for, among other things, not having made or not having caused to be made on its behalf the searches, registrations, investigations and enquiries which a prudent chargee would normally have been likely to make in entering into the Deed of Charge.
To the extent that the Trustee is instructed to take any action pursuant to an Extraordinary Resolution of Bondholders, and any such action requires the determination of whether an event or occurrence has had a Material Adverse Effect, the Trustee shall have no duty to enquire or satisfy itself as to the existence of an event or occurrence having a Material Adverse Effect, shall be entitled to rely conclusively upon such Extraordinary Resolution of the Bondholders regarding the same and shall bear no liability of any nature whatsoever to any person for acting upon such Extraordinary Resolution of the Bondholders.

The Trustee and any affiliate are entitled to enter into business transactions with the Issuer and each other party to the Transaction Documents or any of their subsidiaries, holding or associated companies without accounting to the Bondholders for profit resulting therefrom.
The Trustee will not be obliged to supervise the performance by the Issuer, the Servicer, Toshiba or any other person of their obligations under the Transaction Documents and the Trustee will assume, until it has actual knowledge to the contrary, that all such persons are properly performing their duties.
15	Notices
Notices to Bondholders will be valid if published in a leading newspaper having general circulation in Tokyo. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once on the first date on which publication is made. Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Bondholders in accordance with this Condition.
16	Contracts (Rights of Third Parties) Act 1999
No person shall have any right to enforce any term or condition of the Bonds under the Contracts (Rights of Third Parties) Act 1999 except and to the extent (if any) that the Bonds expressly provide for such Act to apply to any of their terms.
17	Governing Law
(a)	Governing Law

The Bond Trust Deed, the Bonds and the Coupons are governed by and shall be construed in accordance with English law.

(b)	Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with the Bonds or the Coupons and accordingly any legal action or proceedings arising out of or in connection with the Bond Trust Deed, the Bonds or the Coupons (“Proceedings”) may be brought in such courts. The Issuer has in the Bond Trust Deed irrevocably submitted to the jurisdiction of such courts.

(c)	Agent for Service of Process

The Issuer has irrevocably appointed Law Debenture Corporate Services Limited as its agent in England to receive service of process in any Proceedings in England based on any of the Bond Trust Deed, the Bonds or the Coupons.

On the back:
PRINCIPAL PAYING AGENT
The Bank of New York
One Canada Square
London
E14 5AL

Schedule 5
Provisions for Meetings of Bondholders
DEFINITIONS
1	As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

“Block Voting Instruction” means an English language document issued by the Principal Paying Agent in which:
(a)	it is certified that on the date thereof Bonds (not being Bonds in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in such Block Voting Instruction) are blocked in an account with a Clearing System and that no such Bonds will cease to be so blocked until the first to occur of:
(1)	the conclusion of the meeting specified in such Block Voting Instruction; and

(2)	the Bonds ceasing with the agreement of the Principal Paying Agent to be so blocked and the giving of notice by the Principal Paying Agent to the Issuer in accordance with paragraph 3(e) of the necessary amendment to the Block Voting Instruction;
(b)	it is certified that each holder of such Bonds has instructed the Principal Paying Agent that the vote(s) attributable to the Bonds so blocked should be cast in a particular way in relation to the resolution(s) to be put to such meeting and that all such instructions are, during the period commencing 48 Hours prior to the time for which such meeting is convened and ending at the conclusion or adjournment thereof, neither revocable nor capable of amendment;

(c)	the aggregate principal amount of the Bonds so blocked is listed distinguishing with regard to each such resolution between those in respect of which instructions have been given that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

(d)	one or more persons named in such Block Voting Instruction (each hereinafter called a “proxy”) is or are authorised and instructed by the Principal Paying Agent to cast the votes attributable to the Bonds so listed in accordance with the instructions referred to in (c) above as set out in such Block Voting Instruction;
“Clearing System” means Euroclear and/or Clearstream, Luxembourg and includes in respect of any Bond any clearing system on behalf of which such Bond is held or which is the bearer, holder or (directly or through a nominee) registered owner of a Bond, in either case whether alone or jointly with any other Clearing System(s).

“Eligible Person” means any one of the following persons who shall be entitled to attend and vote at a meeting:

(a) a bearer of any Voting Certificate;

(b) a proxy specified in any Block Voting Instruction;
     “Extraordinary Resolution” means:

(a)	a resolution passed at a meeting duly convened and held in accordance with these presents by a majority consisting of not less than 75 per cent, of the Eligible Persons voting thereat upon a show of hands or, if a poll is duly demanded, by a majority consisting of not less than 75 per cent, of the votes cast on such poll; or

(b)	a resolution in writing signed by or on behalf of the Bondholders of not less than 75 per cent, in aggregate Principal Amount Outstanding of Bonds which resolution may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Bondholders (a “Written Resolution”);
     “Ordinary Resolution”, means:
(a)	a resolution passed at a meeting duly convened and held in accordance with these presents by a clear majority of the Eligible Persons voting thereat on a show of hands or, if a poll is duly demanded, by a simple majority of the votes cast on such poll; or

(b)	a resolution in writing signed by or on behalf of the Bondholders of not less than a clear majority in aggregate Principal Amount Outstanding of Bonds, which resolution may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Bondholders;
     “Voting Certificate” means an English language certificate issued by a Paying Agent in which it is stated:
(a)	that on the date thereof Bonds (not being Bonds in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such Voting Certificate) are blocked in an account with a Clearing System and that no such Bonds will cease to be so blocked until the first to occur of:
(i)	the conclusion of the meeting specified in such Voting Certificate; and

(ii)	the surrender of the Voting Certificate to the Paying Agent who issued the same; and
(b) that the bearer thereof is entitled to attend and vote at such meeting in respect of the Bonds represented by such Voting Certificate;

“24 Hours” means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and

“48 Hours” means a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 48 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid.

For the purposes of calculating a period of Clear Days in relation to a meeting, no account shall be taken of the day on which the notice of such meeting is given (or, in the case of an adjourned meeting, the day on which the meeting to be adjourned is held) or the day on which such meeting is held.

All references in this Schedule to a “meeting” shall, where the context so permits, include any relevant adjourned meeting.
EVIDENCE OF ENTITLEMENT TO ATTEND AND VOTE
2	A holder of a Bond may require the issue by the Principal Paying Agent of Voting Certificates and Block Voting Instructions in accordance with the terms of paragraph 3.

For the purposes of paragraph 3, the Principal Paying Agent shall be entitled to rely, without further enquiry, on any information or instructions received from a Clearing System and shall have no liability to any Bondholder or other person for any loss, damage, cost, claim or other liability occasioned by its acting in reliance thereon, nor for any failure by a Clearing System to deliver information or instructions to the Principal Paying Agent.

The holder of any Voting Certificate or the proxies named in any Block Voting Instruction shall for all purposes in connection with the relevant meeting be deemed to be the holder of the Bonds to which such Voting Certificate or Block Voting Instruction relates and the Clearing System in which such Bonds have been blocked shall be deemed for such purposes not to be the holder of those Bonds.
PROCEDURE FOR ISSUE OF VOTING CERTIFICATES, BLOCK VOTING INSTRUCTIONS
3
(a)	Voting Certificate

A holder of a Bond (not being a Bond in respect of which instructions have been given to the Principal Paying Agent in accordance with paragraph 3(b)) may procure the delivery of a Voting Certificate in respect of such Bond by giving notice to the Clearing System through which such holder’s interest in the Bond is held specifying by name a person (an Identified Person) (which need not be the holder himself) to collect the Voting Certificate and attend and vote at the meeting. The relevant Voting Certificate will be made available at or shortly prior to the commencement of the meeting by the Principal Paying Agent against presentation by such Identified Person of the form of identification previously notified by such holder to the Clearing System. The Clearing System may prescribe forms of identification (including, without limitation, a passport or driving licence) which it deems appropriate for these purposes. Subject to receipt by the Principal Paying Agent from the Clearing System, no later than 24 Hours prior to the time for which such meeting is convened, of notification of the aggregate Principal Amount Outstanding of the Bonds to be represented by any such Voting Certificate and the form of identification against presentation of which such Voting Certificate should be released, the Principal Paying Agent shall, without any obligation to make further enquiry, make available a Voting Certificate against presentation of the form of identification corresponding to that notified.

(b)	Block Voting Instruction

A holder of a Bond (not being a Bond in respect of which a Voting Certificate has been issued) may require the Principal Paying Agent to issue a Block Voting

Instruction in respect of such Bond by first instructing the Clearing System through which such holder’s interest in the Bond is held to procure that the votes attributable to such Bond should be cast at the meeting in a particular way in relation to the resolution or resolutions to be put to the meeting. Any such instruction shall be given in accordance with the rules of the Clearing System then in effect. Subject to receipt by the Principal Paying Agent of instructions from the Clearing System, no later than 24 Hours prior to the time for which such meeting is convened, of notification of the principal amount of the Bonds in respect of which instructions have been given and the manner in which the votes attributable to such Bonds should be cast, the Principal Paying Agent shall, without any obligation to make further enquiry, appoint a proxy to attend the meeting and cast votes in accordance with such instructions.

(c)	Each Block Voting Instruction, together (if so requested by the Trustee) with proof satisfactory to the Trustee of its due execution on behalf of the Principal Paying Agent, and each form of proxy shall be deposited by the Principal Paying Agent at such place as the Trustee shall approve not less than 24 Hours before the time appointed for holding the meeting at which the proxy or proxies named in the Block Voting Instruction or form of proxy proposes to vote and, in default, the Block Voting Instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting proceeds to business. A copy of each Block Voting Instruction and form of proxy shall be deposited with the Trustee before the commencement of the meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxy or proxies named in any such Block Voting Instruction or form of proxy.

(d)	Any vote given in accordance with the terms of a Block Voting Instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the Block Voting Instruction or form of proxy or of any of the instructions of the relevant holder or the relevant Clearing System (as the case may be) pursuant to which it was executed provided that no intimation in writing of such revocation or amendment has been received from the Principal Paying Agent (in the case of a Block Voting Instruction) or from the holder thereof (in the case of a proxy appointed pursuant to paragraph 3(b)) by the Issuer at its registered office (or such other place as may have been required or approved by the Trustee for the purpose) by the time being 24 Hours (in the case of a Block Voting Instruction) or 48 Hours (in the case of a proxy) before the time appointed for holding the meeting at which the Block Voting Instruction or form of proxy is to be used.
CONVENING OF MEETINGS, QUORUM AND ADJOURNED MEETINGS
4	The Issuer or the Trustee may at any time, and the Issuer shall upon a requisition in writing in the English language signed by the Bondholders of not less than ten per cent. in Principal Amount Outstanding of the Bonds for the time being outstanding, convene a meeting and if the Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Trustee or the requisitionists. Whenever the Issuer is about to convene any such meeting the Issuer shall forthwith give notice in writing to the Trustee of the day, time and place thereof and of the nature of the business to be transacted thereat. Every such meeting shall be held at such time and place as the Trustee may appoint or approve in writing.

5	At least 21 Clear Days’ notice specifying the place, day and hour of meeting shall be given to the Bondholders prior to any meeting in the manner provided by the Conditions. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened and, in the case of an Extraordinary Resolution, shall specify in such notice the terms of such resolution. Such notice shall include statements as to the manner in which Bondholders may arrange for Voting Certificates or Block Voting Instructions to be issued and, if applicable, appoint proxies. A copy of the notice shall be sent by post to the Trustee (unless the meeting is convened by the Trustee) and to the Issuer (unless the meeting is convened by the Issuer).

6	A person (who may but need not be a Bondholder) nominated in writing by the Trustee shall be entitled to take the chair at the relevant meeting, but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting the Bondholders present shall choose one of their number to be Chairman, failing which the Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

7	At any such meeting, one or more Eligible Persons present and representing in the aggregate not less than 5 per cent. of the Principal Amount Outstanding of the Bonds for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business (including the passing of an Ordinary Resolution) and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more Eligible Persons present and representing in the aggregate more than 50 per cent. in Principal Amount Outstanding of the Bonds for the time being outstanding PROVIDED THAT at any meeting the business of which includes any of the following matters (each a “Basic Terms Modification” and each of which shall, subject only to paragraphs 19 and 22, only be capable of being effected after having been approved by Extraordinary Resolution) namely:
(i)	to modify the maturity of the Bonds or vary the method or basis of calculating the Rate of Interest on the Floating Rate Bonds, or the dates on which interest is payable in respect of the Bonds;

(ii)	to reduce or cancel the principal amount of, any premium payable on early redemption of, or interest on, the Bonds;

(iii)	to change the currency of payment of the Bonds or the Coupons;

(iv)	to modify the provisions concerning the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution;

(v)	to alter the order or payment provided for in the Priority of Payments;

(vi)	to alter, modify or release any Security;

(vii)	to alter or modify or release Toshiba from its obligations under the Put Option Agreements;

(viii)	exercise of the Put Rights as outlined in Condition 4(a)(xx);

(ix)	sanctioning of any such scheme or proposal or substitution as is described in paragraphs 19(i) and (j); and

(x)	alteration of this proviso or the proviso to paragraph 9;

the quorum shall be one or more Eligible Persons present and representing in the aggregate not less than 75 per cent. of the Principal Amount Outstanding of the Bonds for the time being outstanding.
8	If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall, if convened upon the requisition of Bondholders, be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 Clear Days nor more than 42 Clear Days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Trustee) dissolve such meeting or adjourn the same for such period, being not less than 13 Clear Days (but without any maximum number of Clear Days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings.

9	At any adjourned meeting, one or more Eligible Persons present (whatever the Principal Amount Outstanding of the Bonds so held or represented by them) shall (subject as provided below) form a quorum and shall have power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present provided that at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 7 shall be one or more Eligible Persons present and holding or representing in the aggregate not less than 25 per cent. of the Principal Amount Outstanding of the Bonds for the time being outstanding.

10	Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 5 and such notice shall state the required quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.
CONDUCT OF BUSINESS AT MEETINGS
11	Every question submitted to a meeting shall be decided in the first instance by a show of hands. A poll may be demanded (before or on the declaration of the result of the show of hands) by the Chairman, the Issuer, the Trustee or any Eligible Person (whatever the Principal Amount Outstanding of the Bonds so represented by him).

12	At any meeting, unless a poll is duly demanded, a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

13	Subject to paragraph 15, if at any such meeting a poll is so demanded it shall be taken in such manner and, subject as hereinafter provided, either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

14	The Chairman may, with the consent of (and shall if directed by) any such meeting, adjourn the same from time to time and from place to place; but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

15	Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

16	Any director or officer of the Trustee, its lawyers and financial advisers, any director or officer of the Issuer, its lawyers and financial advisers, any director or officer of any of the Paying Agents and any other person authorised so to do by the Trustee may attend and speak at any meeting. Save as aforesaid, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting unless he is an Eligible Person. No person shall be entitled to vote at any meeting in respect of Bonds which are deemed to be not outstanding by virtue of the proviso to the definition of “outstanding” in Clause 1.

17	At any meeting:
(a)	on a show of hands every Eligible Person present shall have one vote; and

(b)	on a poll every Eligible Person present shall have one vote in respect of each JPY10,000,000 (or such other amount as the Trustee may in its absolute discretion stipulate) in Principal Amount Outstanding of the Bonds represented by such Eligible Person.

Without prejudice to the obligations of the proxies named in any Block Voting Instruction or form of proxy, any Eligible Person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.
18	The proxies named in any Block Voting Instruction or form of proxy need not be Bondholders. Nothing herein shall prevent any of the proxies named in any Block Voting Instruction or form of proxy from being a director, officer or representative of or otherwise connected with the Issuer.

19	A meeting shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 7 and 9) namely:
(a)	power to sanction any compromise or arrangement proposed to be made between the Issuer, any other party to any Transaction Document, the Trustee and the Bondholders or any of them;

(b)	power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Trustee, the Bondholders, the Issuer or any other party to any Transaction Document against any other or others of them or against any of their property whether such rights arise under these presents, any other Transaction Document or otherwise;

(c)	power to assent to any modification of the provisions of these presents or any other Transaction Document which is proposed by the Issuer, the Trustee, or any other party to any Transaction Document or any Bondholder;

(d)	power to give any authority or sanction which under the provisions of these presents or any other Transaction Document is required to be given by Extraordinary Resolution;

(e)	power to appoint any persons (whether Bondholders or not) as a committee or committees to represent the interests of the Bondholders and to confer upon such committee or committees any powers or discretions which the Bondholders could themselves exercise by Extraordinary Resolution;

(f)	power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of these presents subject to and in accordance with Clauses 23 and 24 respectively;

(g)	power to discharge or exonerate the Trustee from all liability in respect of any act or omission for which the Trustee may have become or may become responsible under these presents;

(h)	power to authorise the Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

(i)	power to sanction any scheme or proposal for the exchange or sale of the Bonds for or the conversion of the Bonds into or the cancellation of the Bonds in consideration of shares, stock, Bonds, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, Bonds, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash; and

(j)	power to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor under these presents,
20	Subject to the provisions of paragraph 22, any resolution passed at a meeting of the Bondholders duly convened and held in accordance with these presents shall be binding upon all the Bondholders whether or not present or whether or not represented at such meeting and whether or not voting and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Bondholders shall be published in accordance with the Conditions by the Issuer within 14 days of such result being known, provided that the non-publication of such notice shall not invalidate such result.

21	Minutes of all resolutions and proceedings at every meeting shall be made and entered in books from time to time to be provided for that purpose by the Issuer and any such minutes as aforesaid, if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted, shall be conclusive evidence of the matters therein contained and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

22	Subject to all other provisions of these presents the Trustee may (after consultation with the Issuer where the Trustee considers such consultation to be practicable but without the consent of the Issuer or the Bondholders) prescribe such further or alternative regulations regarding the requisitioning and/or the holding of meetings and attendance and voting thereat as the Trustee may in its sole discretion reasonably think fit (including, without limitation, the substitution for periods of 24 Hours and 48 Hours referred to in this Schedule of shorter periods). Such regulations may, without prejudice to the generality of the foregoing, reflect the practices and facilities of any relevant Clearing System. Notice of any such further or alternative regulations may, at the sole discretion of the Trustee, be given to Bondholders in accordance with the Conditions at the time of service of any notice convening a meeting or at such other time as the Trustee may decide.

Schedule 6
Notices
1	Communications in writing

Each communication to be made pursuant to a Transaction Document shall (except as expressly permitted otherwise in the relevant Transaction Document) be made in writing but, unless otherwise stated, may be made by facsimile or letter.

2	Time of receipt

Any communication or document to be made or delivered by one person to another pursuant to a Transaction Document shall (unless that other person has by 15 Business Days’ written notice to the other specified another address) be made or delivered to that other person at the address in the Notice Details and shall be deemed to have been made or delivered (in the case of any communication made by facsimile) when received or (in the case of any communication made by letter) when left at that address (with receipt confirmed)(unless otherwise provided in the relevant Transaction Document). Any communication sent by facsimile shall be promptly confirmed by letter but the non-delivery or non-receipt of any such letter shall not affect the validity of the original facsimile communication.

3	Addresses

The addresses referred to in paragraph 2 above are:
(a)	in the case of the Issuer:

Attention:	Vice President and Secretary

Address:	4171 Essen Lane
Baton Rouge, Louisiana 70809

Fax:	+ 1-225-925-9146
(b)	in the case of the Trustee:

Attention:	Peter Malcom/Peter Howard

Address:	The Bank of New York Corporate Trust Services
One Canada Square
London
E14 5AL

Fax:	020 7964 6399

(c)	in the case of the Manager:

Attention:	Global Capital Markets — Head of Transaction Management Group

Address:	25 Cabot Square Canary Wharf London E 14 4QA

Tel:	+44 20 7677 7799

Fax No:	+44 20 7677 7999
(d)	in the case of the Account Bank:

Attention:	Peter Malcom/Peter Howard

Address:	The Bank of New York
Corporate Trust Services One Canada Square London
E14 5AL

Fax:	020 7964 6399
(e)	in the case of the Cash Manager:

Attention:	Peter Malcom/Peter Howard

Address:	The Bank of New York
Corporate Trust Services
One Canada Square London
E14 5AL

Fax:	020 7964 6399

(f)	in the case of the Principal Paying Agent:

Attention:	Peter Malcom/Peter Howard

Address:	The Bank of New York
Corporate Trust Services
One Canada Square
London
E14 5AL

Fax:	020 7964 6399

In witness whereof this Bond Trust Deed has been executed as a deed by the Issuer and the Trustee and delivered on the date first stated on page one.
Signatories
EXECUTED as a deed by NUCLEAR ENERGY HOLDINGS, L.L.C. acting by	ü ý þ
     officer
EXECUTED as a deed by THE BANK OF NEW YORK	ü ý þ